                                                                     EXHIBIT 4.2

                           CHEVY CHASE BANK, F.S.B.,
                              SELLER AND SERVICER



                                      AND



               U.S. BANK NATIONAL ASSOCIATION DOING BUSINESS AS
                       FIRST BANK NATIONAL ASSOCIATION,
                                    TRUSTEE



                       POOLING AND SERVICING AGREEMENT,
                         DATED AS OF DECEMBER 1, 1997



                                $230,065,034.95
                                 --------------



                   CHEVY CHASE AUTO RECEIVABLES TRUST 1997-4
              6.25% AUTO RECEIVABLES BACKED CERTIFICATES, CLASS A
              9.25% AUTO RECEIVABLES BACKED CERTIFICATES, CLASS B

                               TABLE OF CONTENTS

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ARTICLE I DEFINITIONS................................................................     1
  SECTION 1.1 DEFINITIONS............................................................     1
  SECTION 1.2 USAGE OF TERMS.........................................................    20
  SECTION 1.3 CUT-OFF DATE AND RECORD DATE...........................................    20
  SECTION 1.4 SECTION REFERENCES.....................................................    21
  SECTION 1.5 INTEREST CALCULATIONS..................................................    21
  SECTION 1.6 ACTION BY OR CONSENT OF CERTIFICATEHOLDERS; ACTION BY OR CONSENT OF
   CERTIFICATE INSURER...............................................................    21
ARTICLE II CREATION OF THE TRUST; CONVEYANCE OF RECEIVABLES..........................    22
  SECTION 2.1 CREATION OF TRUST......................................................    22
  SECTION 2.2 CONVEYANCE OF RECEIVABLES..............................................    22
  SECTION 2.3 ACCEPTANCE BY TRUSTEE..................................................    24
ARTICLE III THE RECEIVABLES..........................................................    24
  SECTION 3.1 REPRESENTATIONS AND WARRANTIES OF SELLER...............................    24
  SECTION 3.2 REPURCHASE UPON BREACH.................................................    28
  SECTION 3.3 CUSTODY OF RECEIVABLE FILES............................................    29
  SECTION 3.4 DUTIES OF SERVICER AND SUB-SERVICER AS CUSTODIAN.......................    29
  SECTION 3.5 INSTRUCTIONS; AUTHORITY TO ACT.........................................    30
  SECTION 3.6 EFFECTIVE PERIOD AND TERMINATION.......................................    30
ARTICLE IV ADMINISTRATION AND SERVICING OF RECEIVABLES...............................    31
  SECTION 4.1 DUTIES OF SERVICER.....................................................    31
  SECTION 4.2 COLLECTION OF RECEIVABLE PAYMENTS......................................    32
  SECTION 4.3 REALIZATION UPON RECEIVABLES...........................................    32
  SECTION 4.4 INSURANCE..............................................................    33
  SECTION 4.5 MAINTENANCE OF SECURITY INTEREST IN FINANCED VEHICLES..................    33
  SECTION 4.6 COVENANTS OF SERVICER..................................................    34
  SECTION 4.7 PURCHASE OF RECEIVABLES UPON BREACH....................................    37
  SECTION 4.8 SERVICING FEE; ADDITIONAL FEES; INVESTMENT EARNINGS....................    37
  SECTION 4.9 SERVICER'S CERTIFICATE.................................................    38
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                                      -i-
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  SECTION 4.10 ANNUAL STATEMENT AS TO COMPLIANCE; NOTICE OF DEFAULT..................    38
  SECTION 4.11 ANNUAL INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' REPORT...............    38
  SECTION 4.12 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING
    RECEIVABLES......................................................................    39
  SECTION 4.13 SERVICER EXPENSES.....................................................    39
  SECTION 4.14 REPORTS TO CERTIFICATEHOLDERS.........................................    39
ARTICLE V DISTRIBUTIONS; STATEMENTS TO CERTIFICATEHOLDERS............................    40
  SECTION 5.1 ESTABLISHMENT OF ACCOUNTS..............................................    40
  SECTION 5.2 COLLECTIONS............................................................    42
  SECTION 5.3 PURCHASE AMOUNTS.......................................................    43
  SECTION 5.4 DISTRIBUTIONS..........................................................    43
  SECTION 5.5 CERTIFICATE INSURANCE POLICY...........................................    45
  SECTION 5.6 RESERVE ACCOUNT AND YIELD MAINTENANCE ACCOUNT..........................    48
  SECTION 5.7 STATEMENTS TO CERTIFICATEHOLDERS.......................................    50
ARTICLE VI THE CERTIFICATES..........................................................    51
  SECTION 6.1 THE CERTIFICATES.......................................................    51
  SECTION 6.2 AUTHENTICATION OF CERTIFICATES.........................................    52
  SECTION 6.3 REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES..................    53
  SECTION 6.4 MUTILATED, DESTROYED, LOST, OR STOLEN CERTIFICATES.....................    54
  SECTION 6.5 PERSONS DEEMED OWNERS..................................................    55
  SECTION 6.6 ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESS................    55
  SECTION 6.7 MAINTENANCE OF OFFICE OR AGENCY........................................    55
  SECTION 6.8 BOOK-ENTRY CERTIFICATES................................................    56
  SECTION 6.9 NOTICES TO CLEARING AGENCY.............................................    57
  SECTION 6.10 DEFINITIVE CERTIFICATES...............................................    57
  SECTION 6.11 INITIAL ISSUANCE......................................................    57
ARTICLE VII THE SELLER...............................................................    58
  SECTION 7.1 REPRESENTATIONS OF SELLER..............................................    58

                                     -ii-
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  SECTION 7.2 LIABILITY OF SELLER....................................................    60
  SECTION 7.3 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS
    OF THE SELLER....................................................................    60
  SECTION 7.4 LIMITATION ON LIABILITY OF CERTAIN PERSONS OF SELLER...................    60
ARTICLE VIII THE SERVICER............................................................    61
  SECTION 8.1 REPRESENTATIONS OF SERVICER............................................    61
  SECTION 8.2 LIABILITIES OF SERVICER, INDEMNITIES...................................    62
  SECTION 8.3 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS
    OF THE SERVICER..................................................................    64
  SECTION 8.4 LIMITATION ON LIABILITY OF CERTAIN PERSONS OF SERVICER.................    64
  SECTION 8.5 SERVICER NOT TO RESIGN.................................................    65
  SECTION 8.6 DELEGATION OF DUTIES...................................................    65
ARTICLE IX DEFAULT...................................................................    65
  SECTION 9.1 SERVICER DEFAULT.......................................................    65
  SECTION 9.2 APPOINTMENT OF SUCCESSOR...............................................    67
  SECTION 9.3 NOTIFICATION TO CERTIFICATEHOLDERS.....................................    68
  SECTION 9.4 WAIVER OF PAST DEFAULTS................................................    68
  SECTION 9.5 EFFECT OF SERVICER DEFAULT ON SUB-SERVICER.............................    68
ARTICLE X THE TRUSTEE................................................................    68
  SECTION 10.1 DUTIES OF TRUSTEE.....................................................    68
  SECTION 10.2 TRUSTEE'S CERTIFICATE.................................................    70
  SECTION 10.3 TRUSTEE'S ASSIGNMENT OF PURCHASED RECEIVABLES.........................    71
  SECTION 10.4 CERTAIN MATTERS AFFECTING THE TRUSTEE.................................    71
  SECTION 10.5 TRUSTEE NOT LIABLE FOR CERTIFICATES OR RECEIVABLES....................    72
  SECTION 10.6 TRUSTEE MAY OWN CERTIFICATES..........................................    73
  SECTION 10.7 TRUSTEE'S FEES........................................................    73
  SECTION 10.8 ELIGIBILITY REQUIREMENTS FOR TRUSTEE..................................    73
  SECTION 10.9 RESIGNATION OR REMOVAL OF TRUSTEE.....................................    74
  SECTION 10.10 SUCCESSOR TRUSTEE....................................................    74
  SECTION 10.11 MERGER OR CONSOLIDATION OF TRUSTEE...................................    75
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                                     -iii-
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  SECTION 10.12 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE........................    75
  SECTION 10.13 REPRESENTATIONS AND WARRANTIES OF TRUSTEE............................    77
  SECTION 10.14 TAX RETURNS..........................................................    77
ARTICLE XI TERMINATION...............................................................    78
  SECTION 11.1 TERMINATION OF THE TRUST..............................................    78
  SECTION 11.2 OPTIONAL PURCHASE OF ALL RECEIVABLES..................................    79
ARTICLE XII MISCELLANEOUS PROVISIONS.................................................    79
  SECTION 12.1 AMENDMENT.............................................................    79
  SECTION 12.2 PROTECTION OF TITLE TO TRUST..........................................    80
  SECTION 12.3 LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS............................    82
  SECTION 12.4 GOVERNING LAW.........................................................    83
  SECTION 12.5 NOTICES...............................................................    83
  SECTION 12.6 SEVERABILITY OF PROVISIONS............................................    83
  SECTION 12.7 ASSIGNMENT............................................................    84
  SECTION 12.8 CERTIFICATES NONASSESSABLE AND FULLY PAID.............................    84
  SECTION 12.9 COUNTERPARTS..........................................................    84
  SECTION 12.10 BENEFITS OF AGREEMENT................................................    84
  SECTION 12.11 TAX TREATMENT........................................................    84

EXHIBITS

EXHIBIT A   SCHEDULE OF RECEIVABLES
EXHIBIT B-1 FORM OF CLASS A CERTIFICATE
EXHIBIT B-2 FORM OF CLASS B CERTIFICATE
EXHIBIT C   FORM OF TRUSTEE'S CERTIFICATE (ASSIGNMENT TO SELLER)
EXHIBIT D   FORM OF TRUSTEE'S CERTIFICATE (ASSIGNMENT TO SERVICER)
EXHIBIT E   FORM OF SERVICER'S CERTIFICATE
EXHIBIT F   LIST OF DESIGNATED LOANS
EXHIBIT G   FORM OF REPRESENTATION LETTER

     This POOLING AND SERVICING AGREEMENT dated as of December 1, 1997, is made with respect to the formation of the Chevy Chase Auto Receivables Trust 1997-4, among CHEVY CHASE BANK, F.S.B., a federally chartered stock savings bank, as seller and servicer (the "Seller" or the "Servicer" in its respective capacities as such), and U.S. BANK NATIONAL ASSOCIATION, doing business as First Bank National Association, as trustee (the "Trustee").

     WITNESSETH THAT: In consideration of the premises and of the mutual agreements herein contained, the parties hereto hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

SECTION 1.1    DEFINITIONS.

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          "ACCOUNT" means any of the Collection Account, the Certificate Account, the Yield Maintenance Account and the Reserve Account.

          "ADDITIONAL FEES" means any late fees, prepayment charges, extension fees or other administrative fees or similar charges allowed by applicable law with respect to the Receivables and collected by the Servicer.

          "ADJUSTED POOL BALANCE" means, with respect to any date of determination, the aggregate of the Principal Balance of each Receivable as of the Cut-Off Date minus payments received by the Servicer on or before such date of determination allocable to principal of the Receivables.

          "AGREEMENT" or "POOLING AND SERVICING AGREEMENT" means this Pooling and Servicing Agreement with respect to the Chevy Chase Auto Receivables Trust 1997-4, among the Seller, the Servicer and the Trustee, as the same may be amended or supplemented from time to time.

          "AMOUNT FINANCED", with respect to a Receivable, means the aggregate amount advanced under such Receivable toward the purchase price of the related Financed Vehicle and any related costs, except with respect to Receivables originated through applications submitted by Obligors directly to the Seller, exclusive of the amount allocable to the premium of credit life, disability or hospitalization insurance covering the Financed Vehicle or the Obligor.

          "ANNUAL PERCENTAGE RATE" or "APR" of a Receivable means the annual interest rate stated in the Receivable.

          "APR":  see "Annual Percentage Rate."

          "AVAILABLE FUNDS" means, with respect to a Distribution Date, for the related Determination Date, any and all amounts then held in the Collection Account and deposited therein with respect to the Receivables during or otherwise with respect to the related Collection Period (other than amounts representing the Monthly Servicing Fee and any Liquidation Expenses for such Collection Period), together with amounts to be transferred from the Yield Maintenance Account to the Certificate Account with respect to such Distribution Date. Available Funds does not include amounts, if any, on deposit in or withdrawn from the Reserve Account or any amounts paid by the Certificate Insurer under the Certificate Insurance Policy and does not include any amounts that cannot be distributed to the Certificateholders by the Trustee as a result of proceedings under the United States Bankruptcy Code.

          "BALLOON PAYMENT" means, with respect to a Balloon Receivable, the payment to be made by the Obligor on the stated maturity date of such Balloon Receivable.

          "BALLOON RECEIVABLE" means any Receivable that on the date of origination provided for scheduled monthly payments in level amounts substantially lower than the amount of the final scheduled payment.

          "BOOK-ENTRY CERTIFICATES" means beneficial interests in the Definitive Certificate described in Section 6.8, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 6.8.

          "BUSINESS DAY" means, unless otherwise specified in this Agreement, any day other than a Saturday, a Sunday, or a day on which banking institutions in New York City, Chevy Chase, Maryland or the city in which the Corporate Trust Office of the Trustee or the Certificate Insurer is located are authorized or obligated by law or executive order to close.

          "CERTIFICATE" means a Class A Certificate or a Class B Certificate, and "CERTIFICATES" means the Class A Certificates and the Class B Certificates.

          "CERTIFICATE ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.1.

          "CERTIFICATEHOLDER" or "HOLDER" means the Person in whose name the respective Certificate shall be registered in the Certificate Register.

          "CERTIFICATE INSURANCE POLICY" means the certificate guaranty insurance policy number 25380, issued by the Certificate Insurer to the Trustee for the benefit of the Class A Certificateholders.

          "CERTIFICATE INSURER" means MBIA Insurance Corporation, a New York stock insurance corporation, and any successor thereto.

          "CERTIFICATE OWNER" means, with respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a direct or indirect Clearing Agency Participant.

          "CERTIFICATE PRINCIPAL BALANCE" means, with respect to any date of determination, the sum of the Class A Certificate Principal Balance and the Class B Certificate Principal Balance on such date.

          "CERTIFICATE REGISTER" and "CERTIFICATE REGISTRAR" mean the register maintained and the registrar appointed pursuant to Section 6.3.

          "CLAIM DATE" shall have the meaning specified in Section 5.5(b).

          "CLASS" means all Certificates whose form is identical except for variations in denomination, principal amount, owner or date of authentication.

          "CLASS A CERTIFICATE PRINCIPAL BALANCE" means, with respect to any Distribution Date, the Original Class A Certificate Principal Balance minus all amounts previously distributed to Class A Certificateholders and allocable to principal; provided that after the Class B Certificate Principal Balance has been reduced to zero, the Class A Certificate Principal Balance with respect to any Distribution Date will be equal to the Pool Balance as of the last day of the related Collection Period.

          "CLASS A CERTIFICATEHOLDERS" means the Holders of the Class A Certificates.

          "CLASS A CERTIFICATES" means any one of the Certificates executed as provided in Section 6.1 and authenticated by the Trustee in substantially the form attached hereto as Exhibit B-1.

          "CLASS A INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the excess, if any, of (x) the Class A Monthly Interest for such Distribution Date and any unpaid Class A Interest Carryover Shortfall from the immediately preceding Distribution Date plus interest on such unpaid Class A Interest Carryover Shortfall, to the extent permitted by law, at the Class A Pass-Through Rate, from such immediately preceding Distribution Date through but not including the current Distribution Date, over (y) the amount distributed to the Class A Certificateholders in respect of such Class A Monthly Interest and unpaid Class A Interest Carryover Shortfall on such Distribution Date.

          "CLASS A INTEREST INSUFFICIENCY AMOUNT" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class A Monthly Interest and any unpaid Class A Interest Carryover Shortfall for such Distribution Date exceeds the Available Funds available for the payment of such Class A Monthly Interest and unpaid Class A Interest Carryover Shortfall as of such Distribution Date.

          "CLASS A MONTHLY INTEREST" means, for any Distribution Date, one-twelfth of the product of the Class A Pass-Through Rate and the Class A Certificate Principal Balance as of the immediately preceding Distribution Date (after giving effect to distributions of principal made on such immediately preceding Distribution Date), or, in the case of the first Distribution Date, the Original Class A Certificate Principal Balance.

          "CLASS A MONTHLY PRINCIPAL" means, for any Distribution Date, the product of (i) the excess of (x) the aggregate unpaid Principal Balances of the Receivables on the last day of the second preceding Collection Period (or, in the case of the first Distribution Date, the Original Certificate Principal Balance) over (y) the aggregate unpaid Principal Balances of the Receivables on the last day of the preceding Collection Period times (ii) the Class A Percentage; provided, however, that Class A Monthly Principal on the Final Scheduled Distribution Date will equal the Class A Certificate Principal Balance on such date. For the purpose of determining Class A Monthly Principal, the unpaid Principal Balance of a Defaulted Receivable or a Purchased Receivable is deemed to be zero on and after the last day of the Collection Period in which such Receivable became a Defaulted Receivable or a Purchased Receivable. In no event shall the Class A Monthly Principal to be distributed to Class A Certificateholders exceed the Class A Unpaid Balance.

          "CLASS A PASS-THROUGH RATE" means 6.25% per annum.

          "CLASS A PERCENTAGE" means 96.0%.

          "CLASS A POOL FACTOR" means, with respect to any Distribution Date, a seven digit decimal figure (rounded to the nearest one millionth with 5 ten millionths being rounded up) equal to the Class A Certificate Principal Balance as of the close of business on such Distribution Date divided by the Original Class A Certificate Principal Balance.

          "CLASS A PRINCIPAL CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the excess, if any, of (x) the Class A Monthly Principal for such Distribution Date and any unpaid Class A Principal Carryover Shortfall from the immediately preceding Distribution Date over (y) the amount actually distributed to the holders of the Class A Certificates in respect of such Class A Monthly Principal and unpaid Class A Principal Carryover Shortfall on such Distribution Date.

          "CLASS A PRINCIPAL INSUFFICIENCY AMOUNT" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class A Monthly Principal and any unpaid Class A Principal Carryover Shortfall for such Distribution Date exceeds the Available Funds available for the payment of such Class A Monthly Principal and unpaid Class A Principal Carryover Shortfall as of such Distribution Date.

          "CLASS A UNPAID BALANCE" means, as of any date of determination, the Original Class A Certificate Principal Balance reduced by all amounts distributed on or prior to such date to Class A Certificateholders and allocable to principal.

          "CLASS B CERTIFICATE PRINCIPAL BALANCE" means, initially, the Original Class B Certificate Principal Balance and on each Distribution Date thereafter, an amount equal to the Pool Balance as of the last day of the related Collection Period less the Class A Certificate Principal Balance as of the close of business on such Distribution Date (after giving effect to all distributions in respect of principal to Class A Certificateholders and all other deposits or withdrawals required to be made on such Distribution Date).

          "CLASS B CERTIFICATEHOLDERS" means the Holders of the Class B Certificates.

          "CLASS B CERTIFICATES" means any one of the Certificates executed as provided in Section 6.1 and authenticated by the Trustee in substantially the form attached hereto as Exhibit B-2.

          "CLASS B DEFICIENCY INTEREST CARRYOVER SHORTFALL" with respect to any Distribution Date will equal the excess, if any, of (x) the Class B Monthly Deficiency Interest for such Distribution Date and any unpaid Class B Deficiency Interest Carryover Shortfall from the immediately preceding Distribution Date, plus interest on such unpaid Class B Deficiency Interest Carryover Shortfall, to the extent permitted by law, at the Class B Pass-Through Rate, from such immediately preceding Distribution Date through but not including the current Distribution Date, over (y) the amount distributed to the Class B Certificateholders in respect of such Class B Monthly Deficiency Interest and unpaid Class B Deficiency Interest Carryover Shortfall on such Distribution Date.

          "CLASS B INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the excess, if any, of (x) the Class B Monthly Interest for such Distribution Date and any unpaid Class B Interest Carryover Shortfall from the immediately preceding Distribution Date, plus interest on such unpaid Class B Interest Carryover Shortfall, to the extent permitted by law, at the Class B Pass-Through Rate, from such immediately preceding Distribution Date through but not including the current Distribution Date, over (y) the amount distributed to the Class B Certificateholders in respect of such Class B Monthly Interest and unpaid Class B Interest Carryover Shortfall on such Distribution Date.

          "CLASS B INTEREST INSUFFICIENCY AMOUNT" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class B Monthly Interest and any unpaid Class B Interest Carryover Shortfall for such Distribution Date exceeds the Available Funds available for the payment of such Class B Monthly Interest and unpaid Class B Interest Carryover Shortfall as of such Distribution Date.

          "CLASS B MONTHLY DEFICIENCY INTEREST" for any Distribution Date will equal one-twelfth of the product of the Class B Pass-Through Rate and the excess of (x) the Class B Unpaid Balance over (y) the Class B Certificate Principal Balance, each as of the immediately preceding Distribution Date (after giving effect to distributions of principal made on such immediately preceding Distribution Date), or, in the case of the first Distribution Date, will equal zero.

          "CLASS B MONTHLY INTEREST" means, for any Distribution Date, one-twelfth of the product of the Class B Pass-Through Rate and the Class B Certificate Principal Balance as of the immediately preceding Distribution Date (after giving effect to distributions of principal made on such immediately preceding Distribution Date), or, in the case of the first Distribution Date, the Original Class B Certificate Principal Balance.

          "CLASS B MONTHLY PRINCIPAL" means, for any Distribution Date, the product of (i) the excess of (x) the aggregate unpaid Principal Balances of the Receivables on the last day of the second preceding Collection Period (or, in the case of the first Distribution Date, the Original Certificate Principal Balance) over (y) the aggregate unpaid Principal Balances of the Receivables on the last day of the preceding Collection Period times (ii) the Class B Percentage; provided, however, that Class B Monthly Principal on the Final Scheduled Distribution Date will equal the Class B Certificate Principal Balance on such date. For the purpose of determining Class B Monthly Principal, the unpaid Principal Balance of a Defaulted Receivable or a Purchased Receivable is deemed to be zero on and after the last day of the Collection Period in which such Receivable became a Defaulted Receivable or a Purchased Receivable. In no event shall the Class B Monthly Principal to be distributed to Class B Certificateholders exceed the Class B Unpaid Balance.

          "CLASS B PASS-THROUGH RATE" means 9.25% per annum.

          "CLASS B PERCENTAGE" means 4.0%.

          "CLASS B POOL FACTOR" means, with respect to any Distribution Date, a seven digit decimal figure (rounded to the nearest one millionth with 5 ten millionths being rounded up) equal to the Class B Certificate Principal Balance as of the close of business on such Distribution Date divided by the Original Class B Certificate Principal Balance.

          "CLASS B PRINCIPAL CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the excess, if any, of (x) the Class B Monthly Principal for such Distribution Date and any unpaid Class B Principal Carryover Shortfall from the immediately preceding Distribution Date over (y) the amount actually distributed to the holders of the Class B Certificates in respect of such Class B Monthly Principal and unpaid Class B Principal Carryover Shortfall on such Distribution Date.

          "CLASS B PRINCIPAL INSUFFICIENCY AMOUNT" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class B Monthly Principal and any unpaid Class B Principal Carryover Shortfall for such Distribution Date exceeds the Available Funds available for the payment of such Class B Monthly Principal and unpaid Class B Principal Carryover Shortfall as of such Distribution Date.

          "CLASS B RESERVE ACCOUNT INVESTMENT EARNINGS" with respect to any Distribution Date will mean the investment earnings on the Reserve Account (net of investment expenses and losses) for such Distribution Date multiplied by the percentage equivalent of a fraction, the numerator of which is equal to the Class B Retained Principal on the immediately preceding Distribution Date and the denominator of which is equal to the balance in the Reserve Account on such immediately preceding Distribution Date, in each case after giving effect to all deposits to and withdrawals from the Reserve Account required to be made on such preceding Distribution Date.

          "CLASS B RETAINED PRINCIPAL" for any Distribution Date will equal the amount then on deposit in the Reserve Account representing amounts that would have been distributable in respect of the Class B Certificates pursuant to clause (viii) of Section 5.4(a) if, on such Distribution Date or any prior Distribution Date, no deposit to the Reserve Account pursuant to clause (vii) of
Section 5.4(a) had been required, and that has been deposited into the Reserve Account, after giving effect to all deposits to and withdrawals from the Reserve Account (and all releases of amounts in excess of the Specified Reserve Balance that are paid to the Class B Certificateholders in respect of Class B Retained Principal pursuant to Section 5.6(a)) required to be made on such Distribution Date.

          "CLASS B UNPAID BALANCE" means, with respect to any date of determination, the Original Class B Certificate Principal Balance reduced by all amounts distributed on or prior to such date to Class B Certificateholders and allocable to principal (after giving effect to all distributions in respect of principal on or prior to such date); for purposes of the foregoing, the Class B Retained Principal on deposit in the Reserve Account shall be deemed not to have been distributed.

          "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Clearing Agency shall be The Depository Trust Company.

          "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

          "CLOSING DATE" means December 18, 1997.

          "CODE" means the Internal Revenue Code of 1986, as it may be amended from time to time, or any successor statute thereto, and applicable temporary or final regulations of the U.S. Department of the Treasury promulgated thereunder.

          "COLLATERAL INSURANCE" shall have the meaning specified in Section 4.4(b).

          "COLLECTION ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.1.

          "COLLECTION PERIOD" means (i) initially, the period from and including the Cut-Off Date through and including the last day of the calendar month in which the Cut-Off Date occurs and (ii) thereafter, each calendar month until the Trust shall terminate pursuant to Article XI.

          "COMPENSATING INTEREST" shall have the meaning specified in Section 5.6(e).

          "CORPORATE TRUST OFFICE" at the date hereof, is located at 180 East 5th Street, St. Paul, Minnesota, 55101, Attention: Structured Finance; the telecopy number for the Corporate Trust Office on the date of the execution of this Agreement is (612) 244-0089.

          "CUT-OFF DATE" means December 1, 1997.

          "DEALER" means the seller of a Financed Vehicle who arranged for a sales contract or loan from a Lender to the purchaser of a Financed Vehicle under an existing agreement with such Lender.

          "DEFAULTED RECEIVABLE" means, with respect to any Distribution Date, a Receivable (other than a Purchased Receivable) as to which the earlier of the following has occurred: (i) a scheduled payment is 180 days contractually delinquent as of the end of the most recently completed Collection Period (or, with respect to a Receivable which the Servicer has determined to be either a "skip" or a bankruptcy, such longer period of delinquency as may be permitted by the Certificate Insurer) or (ii) the Servicer has determined in accordance with its customary servicing practices, during the Collection Period preceding such Distribution Date, that eventual payment in full of the Amount Financed is unlikely.

          "DEFICIENCY AMOUNT" shall have the meaning specified in Section
5.5(b).

          "DEFINITIVE CERTIFICATES" shall have the meaning specified in Section 6.8.

          "DELINQUENCY PERCENTAGE" means, with respect to any Distribution Date, the fraction, expressed as a percentage, equal to (x) the aggregate Principal Balances of all Receivables 30 or more days delinquent (including any Receivables relating to repossessed Financed Vehicles held in the Servicer's inventory regardless of when repossessed, but exclusive of any Defaulted Receivables) as of the last day of the related Collection Period divided by (y) the Pool Balance as of such date.

          "DELIVERY" when used with respect to any Eligible Investments means:

          (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof by physical delivery to the Trustee endorsed to, or registered in the name of, the Trustee or its nominee or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102(4) of the UCC) transfer thereof (i) by the acquisition of possession by the Trustee of the "security certificate" (as defined in 8-102(16) of the UCC), or
(ii) the Trustee or some person other than a "secu-rities intermediary" (as defined in 8-102(14) of the UCC), either acquires possession of the security certificate on behalf of the Trustee or, having previously acquired possession of the certificate, acknowledges that it holds for the Trustee, or (iii) a securities intermediary acting on behalf of the Trustee acquires possession of the security certificate, only if the certificate is in "registered form" (as defined in 8-102(13) of the UCC) and has been specially indorsed to the Trustee by an effective "indorsement" (as defined in 8-102(11) of the UCC) (all of the foregoing "Physical Property") and, in any event, any such Physical Property in registered form shall be in the name of the Trustee or its nominee or custodian, and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of or a security interest in any such Eligible Investment to the Trustee, consistent with changes in applicable law or regulations or the interpretation thereof;

          (b) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Eligible Investment to an appropriate Participant's Securities Account (as defined in such applicable federal regulations) maintained with a Federal Reserve Bank by a financial intermediary which is also a "Participant" pursuant to applicable federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Trustee of the purchase by the Trustee of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Trustee and as having been credited to a securities account in the name of the Trustee and indicating that such financial intermediary holds such Eligible Investment solely as agent for the Trustee; and

          (c) with respect to any Eligible Investment that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, (i) registration by the issuer of the Trustee as the registered owner, upon original issue or registration or transfer, or (ii) another person, other than a securities intermediary, either becomes the registered owner of the uncertificated security on behalf of the Trustee or, having previously become the registered owner, acknowledges that it holds for the Trustee; and such additional or alternative procedures as may be or hereafter become requisite or appropriate to effect complete transfer of ownership of or a security interest in any such Eligible Investment to the Trustee, consistent with changes in applicable law or regulations or the interpretation thereof.

          "DEPOSIT DATE" means, with respect to any Distribution Date, the Business Day immediately preceding such Distribution Date.

          "DESIGNATED LOANS" means any Receivable with an APR below the Required Rate, as listed on Exhibit F.

          "DESIGNATED LOAN REQUIRED AMOUNT" means, with respect to any Distribution Date, and with respect to each Designated Loan held by the Trust as of the opening of business on the first day of the Collection Period in which such Distribution Date occurs, the sum, for such Collection Period and each future Collection Period (assuming that such Designated Loan amortizes in accordance with its terms) of the products of (x) one-twelfth, (y) such Designated Loan's principal balance as of the opening of business on the first day of such Collection Period and all future Collection Periods, assuming that such Designated Loan amortizes according to its terms and (z) the excess of (i) the Required Rate over (ii) such Designated Loan's APR.

          "DETERMINATION DATE" means the earlier of the eighth Business Day or the eleventh calendar day of the month (or, if such eleventh calendar day is not a Business Day, the Business Day preceding the eleventh calendar day of the month).

          "DISTRIBUTION DATE" means, with respect to each Collection Period, the fifteenth day of the following month, or if the fifteenth day shall not be a Business Day, the next following Business Day, commencing January 15, 1998.

          "ELIGIBLE ACCOUNT" means either (a) a segregated account with an Eligible Bank or (b) a segregated trust account with the corporate trust department of a depository institution with corporate trust powers organized under the laws of the United States of America or any state thereof or the District of Columbia (or any United States branch of a foreign bank) and whose deposits are insured by the FDIC, provided that such institution must have a net worth in excess of $50,000,000 and must have a rating of Baa3 or higher from Moody's and a rating of BBB- or higher from Standard & Poor's with respect to long-term deposit obligations. The Trustee shall give notice to the Servicer and to the Certificate Insurer of any change in location of any Eligible Account.

          "ELIGIBLE BANK" shall mean a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any United States branch or agency of a foreign bank) having corporate trust powers and acting as a trustee for funds deposited in such account, which is subject to supervision and examination by federal or state banking authorities, the deposits of which are insured by the Federal Deposit Insurance Corporation ("FDIC") and which at all times (a) has a net worth in excess of $50,000,000 and (b) has either (x) a long-term unsecured debt rating of at least A2 by Moody's and AA by Standard & Poor's or (y) a short-term certificate of deposit rating of P-1 by Moody's and A-1+ by Standard & Poor's.

          "ELIGIBLE INVESTMENT" means any of the following:

               (i) Direct obligations of the United States of America and securities fully and unconditionally guaranteed as to the timely payment of principal and interest by the United States of America; provided, that the full faith and credit of the United States of America must be pledged to any such direct obligation or guarantee ("Direct Obligations");

               (ii) Direct Obligations and fully guaranteed certificates of beneficial interest of the Export-Import Bank of the United States; consolidated debt obligations and letter of credit-backed issues of the Federal Home Loan Banks; participation certificates and senior debt obligations of the Federal Home Loan Mortgage Corporation ("FHLMCs"); debentures of the Federal Housing Administration; mortgage-backed securities (except stripped mortgage securities which are valued greater than par on the portion of unpaid principal) and senior debt obligations of the Federal National Mortgage Association ("FNMAs"); participation certificates of the General Services Administration; guaranteed mortgage backed securities and guaranteed participation certificates of the Government National Mortgage Association ("GNMAs"); guaranteed participation certificates and guaranteed pool certificates of the Small Business Administration; debt obligations and letter of credit-backed issues of the Student Loan Marketing Association; local authority bonds of the U.S. Department of Housing & Urban Development; guaranteed Title XI financings of the U.S. Maritime Administration; guaranteed transit bonds of the Washington Metropolitan Area Transit Authority; and Resolution Funding Corporation securities; all of the foregoing rated, at the time of purchase, "P-1" or "A2" or better by Moody's and, if rated by Fitch, "F-1" or better by Fitch;

               (iii) Direct obligations of any state of the United States of America or any subdivision or agency thereof whose unsecured, uninsured and unguaranteed general obligation debt is rated, at the time of purchase "A2" or better by Moody's and "A" or better by Standard & Poor's and "A" or better if rated by Fitch, or any obligation fully and unconditionally guaranteed by any state, subdivision or agency whose unsecured, uninsured and unguaranteed general obligation debt is rated, at the time of purchase, "A2" or better by Moody's and "A" or better by Standard & Poor's and, if rated by Fitch, "A" or better by Fitch;

               (iv) Commercial paper (having original maturities of not more than 270 days) rated, at the time of purchase, "P-1" by Moody's and "A-1" or better by Standard & Poor's and, if rated by Fitch, F-1 or better by Fitch;

               (v) Federal funds, unsecured certificates of deposit, time deposits or bankers acceptances (in each case having maturities of not more than 365 days) of any domestic bank including a branch office of a foreign bank which branch office is located in the United States, provided legal opinions are received to the effect that full and timely payment of such deposit or similar obligation is enforceable against the principal office or any branch of such bank, which, at the time of purchase, has a short-term "Bank Deposit" rating of "P-1" by Moody's and a "Short-Term CD" rating of "A-1" or better by Standard & Poor's and further provided that the bank is subject to the supervision and examination of federal and state banking authorities.

               (vi) Deposits of any bank or savings and loan association which has combined capital, surplus and undivided profits of not less than $3 million, provided such deposits are continuously and fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC;

               (vii) Investments in money-market funds rated "AAAm" or "AAAm-G" by Standard & Poor's and "Aaa" by Moody's;

               (viii) Repurchase agreements collateralized by Direct Obligations, GNMAs, FNMAs or FHLMCs, as defined above, with any registered broker/dealer subject to the Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated "P-1" or "A2" or better by Moody's, "A-1" or "A-" or better by Standard & Poor's and, if rated by Fitch, "F-1" or "A" or better by Fitch, provided:

               a. a master repurchase agreement or specific written repurchase agreement governs the transaction; and

               b. the securities are held free and clear of any lien by the Trustee or an independent third party acting solely as agent ("Agent") for the Trustee, and such third party is (i) a Federal Reserve Bank, (ii) a bank which is a member of the FDIC and which has combined capital, surplus and undivided profits of not less than $50 million or (iii) a bank approved in writing for such purpose by the Certificate Insurer, and the Trustee shall have received written confirmation from such third party that it holds such securities, free and clear of any lien, as agent for the Trustee; and

               c. a perfected first security interest under the Uniform Commercial Code, or book entry procedures prescribed at 31 C.F.R. 306.1 et seq. or 31 C.F.R. 350.0 et seq. in such securities is created for the benefit of the Trustee; and

               d. the repurchase agreement has a term of 180 days or less, and the Trustee or the Agent will value the collateral securities no less frequently than weekly and will liquidate the collateral securities if any deficiency in the required collateral percentage is not restored within two business days of such valuation; and

               e. the fair market value of the securities in relation to the amount of the repurchase obligation, including principal and interest, is equal to at least 103%; and

               f. the securities have a rating, at the time of purchase of "P-1" or "A2" or better by Moody's.

               (ix) Investment agreements, the issuer, form and substance of which are specifically approved by the Certificate Insurer with notice to Standard & Poor's and Moody's.

          Notwithstanding the foregoing, Eligible Investments shall not include
(i) "stripped securities" and investments which contractually may return less than the purchase price therefor, and (ii) instruments with a purchase price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          " FINAL SCHEDULED DISTRIBUTION DATE" means the Distribution Date in June 2004.
---------

          "FINANCED VEHICLE" means an automobile, light duty truck or van, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

          "FITCH" means Fitch IBCA, Inc.

          "HOLDER": see "Certificateholder."

          "INDEMNIFICATION AGREEMENT" means the Indemnification Agreement dated as of December 11, 1997 by and among MBIA Insurance Corporation, Chevy Chase Bank, F.S.B., and Credit Suisse First Boston as Representative of itself, J.P. Morgan Securities Inc. and Salomon Brothers Inc.

          "INITIAL YIELD MAINTENANCE AMOUNT" means $238,742.84.

          "INSURANCE POLICIES" means the insurance policies described in Section 3.1(xiii).

          "INSURED CLASS A PRINCIPAL INSUFFICIENCY AMOUNT" means, with respect to a Distribution Date, the lesser of (x) the excess of (i) the Class A Principal Insufficiency Amount for such Distribution Date over (ii) the amount then available from the Reserve Account and available to pay the Class A Principal Insufficiency Amount as provided in clause (vi) of Section 5.4(a), and
(y) the amount by which the Class A Unpaid Balance (after giving effect to all distributions in respect of principal on or prior to such Distribution Date) exceeds the Pool Balance as of the last day of the preceding Collection Period; provided that on the Final Scheduled Distribution Date, the Insured Class A Principal Insufficiency Amount shall equal the amount set forth in clause (x) of this definition.

          "INSURED PAYMENT" means (i) as of any Distribution Date, any Deficiency Amount and (ii) any Preference Amount.

          "INSURER DEFAULT" means the occurrence and continuation of the following event: the Certificate Insurer shall have failed to make a payment required under the Certificate Insurance Policy in accordance with its terms.

          "LATE PAYMENT RATE" means, for any Distribution Date, the "prime rate" of interest as published in THE WALL STREET JOURNAL in New York, New York plus 2%.

The Late Payment Rate shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

          "LENDERS" means, together, the Seller and the Seller's wholly-owned subsidiary, Consumer Finance Corporation, a Virginia corporation, and "LENDER" means the Seller or Consumer Finance Corporation.

          "LIEN" means a security interest, lien, charge, pledge, equity, or encumbrance of any kind other than tax liens, mechanics' liens, and any liens which attach to the respective Receivable by operation of law.

          "LIQUIDATION EXPENSES" shall have the meaning provided in Section 5.2(a).

          "LIQUIDATION PROCEEDS" means, with respect to a Distribution Date, all monies collected with respect to a Defaulted Receivable during the related Collection Period from whatever source (other than withdrawals from the Reserve Account or the Yield Maintenance Account and the proceeds of a claim under the Certificate Insurance Policy), including insurance proceeds and proceeds of Financed Vehicles which have been sold or otherwise disposed of during such Collection Period, net of the sum of (i) any amounts expended by the Servicer for the account of the Obligor plus (ii) any amounts required by law to be remitted to the Obligor.

          "MAJORITY CERTIFICATEHOLDERS" means, as of any date of determination, Holders of Class A Certificates and Class B Certificates representing a majority of the Certificate Principal Balance as of such date.

          "MONTHLY SERVICING FEE" means, for any Distribution Date, one-twelfth of the product of (a) the Pool Balance as of the beginning of the immediately preceding Collection Period and (b) the Servicing Fee Rate.

          "MONTHLY TRUSTEE'S FEE" means, for any Distribution Date, one-twelfth of the product of (a) the Certificate Principal Balance as of the end of the Collection Period preceding such Distribution Date and (b) 0.0027%.

          "MOODY'S" means Moody's Investors Service, Inc.

          "NET LOSS PERCENTAGE" means, with respect to any Distribution Date, the fraction, expressed as a percentage, equal to (x) twelve times the Net Losses for the related Collection Period divided by (y) the Pool Balance as of the last day of such Collection Period.

          "NET LOSSES" means with respect to a Collection Period and with respect to each Receivable which became a Defaulted Receivable during such Collection Period, the excess of (x) the combined Principal Balances of such Defaulted Receivables over (y) the Liquidation Proceeds, if any, collected during such Collection Period.

          "NOTICE" means the telephonic or telegraphic notice promptly confirmed in writing by fax, substantially in the form of Exhibit A attached to the Certificate Insurance Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

          "OBLIGOR" on a Receivable means the purchaser or the co-purchasers of the Financed Vehicle or any other Person who owes payments under the Receivable, including any guarantor.

          "OFFICERS' CERTIFICATE" means a certificate signed by any two of the chairman of the board, the president, any vice chairman of the board, any executive vice president, any senior vice president, any vice president, the treasurer, or the controller of the Seller or the Servicer, as appropriate; provided that no individual shall sign in a dual capacity.

          "OPINION OF COUNSEL" means a written opinion of counsel, who may be in-house counsel to the Seller or Servicer, which counsel shall be acceptable to the Trustee and the Certificate Insurer.

          "OPTIONAL PURCHASE PRICE" means the amount specified as such in
Section 11.2.

          "ORIGINAL CERTIFICATE PRINCIPAL BALANCE" means $230,065,034.95.

          "ORIGINAL CLASS A CERTIFICATE PRINCIPAL BALANCE" means
$220,862,433.55.

          "ORIGINAL CLASS B CERTIFICATE PRINCIPAL BALANCE" means
$9,202,601.40.

          "ORIGINAL POOL BALANCE" means $230,065,034.95.

          "PERSON" means any individual, corporation, estate, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

          "PLAN" shall have the meaning provided in Section 6.3(g)(i).

          "POOL BALANCE" means, with respect to any date of determination, the aggregate outstanding Principal Balance of all the Receivables as of the close of business on such date (excluding Defaulted Receivables, which are deemed to have a Principal Balance of zero).

          "POOLING AND SERVICING AGREEMENT": See "Agreement."

          "PREFERENCE AMOUNT" means, as to any Distribution Date, any amounts included in previous distributions to Class A Certificateholders of Class A Monthly Interest, Class A Interest Carryover Shortfall, Class A Monthly Principal and Class A Principal Carryover Shortfall (exclusive of Insured Payments) which are recovered from such Class A Certificateholders as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final, nonappealable order of a court having competent jurisdiction and which have not theretofore been repaid to such Class A Certificateholders, provided such Class A Certificateholders have complied with the provisions of Section 5.5(e).

          "PREFERENCE ORDER" shall have the meaning set forth in Section 5.5(e).

          "PREMIUM AMOUNT" means, as to any Distribution Date, one-twelfth of the product of (x) the Premium Percentage and (y) the Class A Certificate Principal Balance on such Distribution Date (after taking into account any distributions of principal to the Class A Certificateholders to be made on such Distribution Date).

          "PREMIUM PERCENTAGE" has the meaning set forth in the letter agreement between the Seller and the Certificate Insurer.

          "PRINCIPAL BALANCE" of a Receivable, at any time, means the Amount Financed minus that portion of all payments received by the Servicer on or before such time allocable to principal of such Receivable.

          "PURCHASE AMOUNT" means, with respect to a Purchased Receivable as of any Distribution Date, the amount equal to the sum of (i) the unpaid Principal Balance of such Receivable as of the last day of the preceding Collection Period and (ii) any unpaid interest accrued thereon at the related APR through the date such Receivable is purchased or repurchased, after giving effect to the receipt of monies collected on such Receivable in such preceding Collection Period.

          "PURCHASED RECEIVABLE" means, with respect to a Distribution Date, a Receivable purchased not later than the last day of the Collection Period immediately preceding such Distribution Date by the Servicer pursuant to Section
4.2 or 4.7 or repurchased not later than last day of the Collection Period immediately preceding such Distribution Date by the Seller pursuant to Section
3.2 or 11.2.

          "QIB" means a "qualified institution buyer" as defined in Rule 144A under the Securities Act.

          "RATING AGENCIES" means Moody's, Standard & Poor's and Fitch.

          "RECEIVABLE" means any motor vehicle retail installment sales contract or motor vehicle installment loan executed by an Obligor in respect of a Financed Vehicle, including, without limitation, any extension or revision agreement relating thereto and all payments due thereunder on or after the Cut-Off Date and all proceeds thereof, which Receivable appears on the Schedule of Receivables.

          "RECEIVABLE FILES" means the documents specified in Section 3.3.

          "RECORD DATE" means, as to any Distribution Date, the close of business on the day (whether or not a Business Day) immediately preceding such Distribution Date or, if Definitive Certificates in respect a Class of Certificates are issued pursuant to Section 6.8, with respect to such Class the close of business on the last day of the calendar month immediately preceding the month in which such Distribution Date occurs.

          "REIMBURSEMENT AMOUNT" means, as of any Distribution Date, the sum of
(i) all Insured Payments previously paid by the Certificate Insurer and not previously repaid to the Certificate Insurer pursuant to Section 5.4(a)(iv) and
Section 5.5(d), plus (ii) interest accrued on each such Insured Payment not previously repaid, calculated at the Late Payment Rate from the date the Certificate Insurer paid the related Insured Payment. The Certificate Insurer shall notify in writing the Trustee and the Seller of the amount of any Reimbursement Amount due in respect of any Distribution Date at least two days prior to the related Determination Date.

          "REPRESENTATION LETTER" means the representation letter to be delivered to the Trustee by any transferee of a Class B Certificate or any interest therein pursuant to Section 6.3, substantially in the form attached hereto as Exhibit G.

          "REQUIRED RATE" means 8.4543% per annum.

          "RESERVE ACCOUNT" means the Reserve Account established pursuant to
Section 5.6.

          "RESERVE ACCOUNT DEPOSIT AMOUNT" means, with respect to any Distribution Date, the lesser of (x) the excess of (i) the Specified Reserve Balance on such Distribution Date over (ii) the amount on deposit in the Reserve Account on such Distribution Date (excluding the Class B Retained Principal held in the Reserve Account and any amounts deposited into the Reserve Account specifically for the payment of Class B Monthly Deficiency Interest and any unpaid Class B Deficiency Interest Carryover Shortfall pursuant to Section 5.4(a)(ix)), after taking into account the amount of any Reserve Account Withdrawal Amount on such Distribution Date and (y) the amount remaining in the Certificate Account after taking into account the distributions therefrom described in clauses (i) through (vi) of Section 5.4(a).

          "RESERVE ACCOUNT WITHDRAWAL AMOUNT" means, with respect to any Distribution Date, the lesser of (x) the Reserve Account Withdrawal Requirement for such Distribution Date and (y) the amount on deposit in the Reserve Account (other than any amounts deposited into the Reserve Account specifically for the payment of Class B Monthly Deficiency Interest and any unpaid Class B Deficiency Interest Carryover Shortfall pursuant to Section 5.4(a)(ix)) on such Distribution Date before taking into account any withdrawal therefrom on such Distribution Date.

          "RESERVE ACCOUNT WITHDRAWAL REQUIREMENT" means, with respect to any Distribution Date the excess of (i) the sum of the amounts specified in clauses
(ii), (v) and (vi) of Section 5.4(a) (without giving effect to any limitation thereon based on the availability of funds) over (ii) the amount of Available Funds available to pay such amounts on such Distribution Date.

          "RESERVE INITIAL DEPOSIT" shall be $8,512,406.29.

          "RESPONSIBLE OFFICER" means, when used with respect to the Trustee, any officer within the Corporate Trust Department (or any successor group of the Trustee), including any senior vice president, vice president, assistant vice president, assistant secretary, assistant treasurer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Corporate Trust Department because of his knowledge of and familiarity with the particular subject.

          "SCHEDULE OF RECEIVABLES" shall be, as of any date, the schedule of Receivables included in the Trust on such date. The initial Schedule of Receivables as of the Cut-Off Date is attached hereto as Exhibit A and sets forth as to each Receivable, among other things, (a) its identifying number and the billing address of the related Obligor; (b) its date of origination; (c) the original number of months to stated maturity; (d) the original stated maturity;
(e) the Principal Balance as of the Cut-Off Date; (f) the original Principal Balance; (g) the APR; (h) the scheduled monthly payment of principal and interest; (i) the amount of the Balloon Payment, if any; and (j) whether such Receivable is with recourse to any Dealer and the type of such recourse.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SELLER" means Chevy Chase Bank, F.S.B. in its capacity as the seller of the Receivables under this Agreement, and each successor to Chevy Chase Bank, F.S.B. (in the same capacity) pursuant to Section 7.3.

          "SERVICER" means Chevy Chase Bank, F.S.B. in its capacity as the servicer of the Receivables, and each successor to Chevy Chase Bank, F.S.B. (in the same capacity) pursuant to Sections 8.3 and 9.2.

          "SERVICER DEFAULT" means an event specified in Section 9.1.

          "SERVICER'S CERTIFICATE" means a certificate completed and executed by the Servicer by its chairman of the board, its president, any vice chairman of its board, any executive vice president, any senior vice president, any vice president, the treasurer, or the controller of the Servicer pursuant to Section 4.9.

          "SERVICING FEE RATE" means 2.00%.

          "SERVICING OFFICE" means, at the date of this Agreement, the office of the Servicer specified in this Agreement, or such other address as the Servicer may designate from time to time by notice to the Seller, the Trustee and the Certificate Insurer.

          "SERVICING OFFICER" means any officer of the Servicer involved in, or responsible for, the administration and servicing of the Receivables whose name appears on a list of servicing officers annexed to an Officers' Certificate furnished to the Trustee by the Servicer, as the case may be, as such list may from time to time be amended.

          "SPECIFIED NET LOSS PERCENTAGE" means on or prior to the ninth Distribution Date, 5.00% and thereafter, 4.75%.

          "SPECIFIED RESERVE BALANCE" means, with respect to any Distribution Date, the greater of (i) $2,875,812.94, and (ii) 5.35% of the Adjusted Pool Balance on the first day of the related Collection Period; except that if on any Distribution Date (a) the average of the Net Loss Percentage for the three Collection Periods preceding such Distribution Date or for the three Collection Periods preceding either of the two preceding Distribution Dates exceeds the Specified Net Loss Percentage, or (b) the average of the Delinquency Percentages for the three Collection Periods preceding such Distribution Date or for the three Collection Periods preceding either of the two preceding Distribution Dates exceeds 8.00%, then the Specified Reserve Balance applicable to such Distribution Date shall be an amount equal to the greater of (x) $2,875,812.94 and (y) 6.25% of the Adjusted Pool Balance on the first day of the related Collection Period.

          "STANDARD & POOR'S" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.

          "STATE" means (i) any state of the United States of America or (ii) the District of Columbia.

          "SUB-SERVICER" means, as to the Sub-Serviced Receivables, the Servicer's wholly-owned subsidiary, Consumer Finance Corporation, a Virginia corporation.

          "SUB-SERVICED RECEIVABLES" means those Receivables sold to Chevy Chase Bank, F.S.B. pursuant to the Purchase and Sale Agreement dated as of December 1, 1997 between Chevy Chase Bank, F.S.B. as Purchaser and Consumer Finance Corporation as Seller.

          "TRUST" means the trust created by this Agreement, the estate of which shall consist of the Receivables (other than Purchased Receivables) and all monies (including accrued interest) due or received thereon on or after the Cut-Off Date; security interests in the Financed Vehicles; the Certificate Account and the Collection Account; funds deposited in the Collection Account and the Certificate Account; the right to receive payments from the Reserve Account and the Yield Maintenance Account (under the conditions specified herein); the right to receive payments from the Certificate Insurance Policy (under the conditions specified herein); Liquidation Proceeds; proceeds from recourse to Dealers relating to the Receivables; proceeds from claims on any physical damage, theft, vendor's single interest, credit life, disability, or hospitalization insurance policies covering Financed Vehicles or Obligors; and other property described in Section 2.2.

          "TRUSTEE" means U.S. Bank National Association, doing business as First Bank National Association, a national banking association, or its successor in interest, or any successor trustee appointed as herein provided.

          "TRUSTEE'S CERTIFICATE" means a certificate completed and executed by the Trustee by a Responsible Officer pursuant to Section 10.2, substantially in the form of, in the case of an assignment to the Seller, Exhibit C, and, in the case of an assignment to the Servicer, Exhibit D.

          "UCC" means the Uniform Commercial Code, as it may be amended from time to time, as in effect in the applicable jurisdiction.

          "YIELD MAINTENANCE ACCOUNT" means the Yield Maintenance Account established pursuant to Section 5.6.

          "YIELD MAINTENANCE AMOUNT" means, with respect to any Distribution Date, the sum of all Designated Loan Required Amounts as of such Distribution Date.

          "YIELD MAINTENANCE WITHDRAWAL AMOUNT" means, as of any Distribution Date, the lesser of (i) the sum of, with respect to each Designated Loan held by the Trust as of the opening of business on the first day of the related Collection Period, the product of (x) one-twelfth, (y) such Designated Loan's Principal Balance as of such time and (z) the excess of (1) the Required Rate over (2) such Designated Loan's APR and (ii) the amount on deposit in the Yield Maintenance Account on such Distribution Date.

SECTION 1.2   USAGE OF TERMS.

          With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

SECTION 1.3   CUT-OFF DATE AND RECORD DATE.

          All references to the Record Date prior to the first Record Date in the life of the Trust shall be to the Cut-Off Date.

SECTION 1.4   SECTION REFERENCES.

          All references to Articles, Sections, subsections, paragraphs, clauses, Exhibits and Schedules in this Agreement shall be to such portions of this Agreement unless otherwise specified.

SECTION 1.5   INTEREST CALCULATIONS.

          All allocations of payments with respect to a Receivable to principal and interest and determinations of periodic charges and the like shall be made using the simple interest method, based on the actual number of days elapsed and the actual number of days in the calendar year. Each payment on a Receivable (net of fees and charges) shall be applied first to the amount of interest accrued on such Receivable to the date of receipt and then to reduce the principal amount outstanding on the Receivable.

          All calculations of interest on the Certificates and of the Monthly Servicing Fee, Premium Amount and Monthly Trustee's Fee shall be made on the basis of a 360-day year comprised of twelve 30-day months.

SECTION 1.6   ACTION BY OR CONSENT OF CERTIFICATEHOLDERS; ACTION
              BY OR CONSENT OF CERTIFICATE INSURER.

          (a) Solely for the purposes of giving any consent, waiver, request, or demand pursuant to this Agreement, the interest evidenced by any Certificate registered in the name of the Seller or the Servicer, or any Person controlling, controlled by, or under common control with the Seller or the Servicer, other then a Certificate pledged by any such Person to a nonaffiliated third party, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request, or demand shall have been obtained unless all of the Certificates outstanding are registered in the name of the Seller, the Servicer and any such Persons. For purposes of the foregoing, a trust or other entity formed for the securitization of assets is not a Person controlling, controlled by or under common control with, or affiliated with, the Seller or the Servicer.

          (b) If an Insurer Default has occurred and is continuing, any vote or action of the Trustee or the Majority Certificateholders that otherwise requires the consent of the Certificate Insurer may be taken without such consent, and all rights of the Certificate Insurer to take or consent to any action shall vest in the Majority Certificateholders until such Insurer Default has been cured.

                                  ARTICLE II

                             CREATION OF THE TRUST;
                           CONVEYANCE OF RECEIVABLES

SECTION 2.1   CREATION OF TRUST

          Upon the execution of this Pooling and Servicing Agreement by the parties hereto and the concurrent conveyance of the Receivables and other property by the Seller to the Trustee pursuant to Section 2.2, there is hereby created the Chevy Chase Auto Receivables Trust 1997-4.

SECTION 2.2   CONVEYANCE OF RECEIVABLES.

          In consideration of the Trustee's delivery to or upon the order of the Seller of authenticated Certificates with an Original Aggregate Certificate Principal Balance equal to the Original Pool Balance, the Seller does hereby sell, transfer, assign, and otherwise convey to the Trustee, in trust for the benefit of the Certificateholders and the Certificate Insurer, without recourse (subject to the obligations contained herein), the following property, wherever located in whatever form, whether tangible or intangible and whether now owned or hereafter acquired:

               (i) all right, title, and interest of the Seller in and to the Receivables listed in the Schedule of Receivables, including all monies (including accrued interest) due or received thereunder on or after the Cut-Off Date, and all property (including the right to receive future Liquidation Proceeds) that secures a Receivable;

               (ii) the security interests of the Seller in the Financed Vehicles granted by Obligors pursuant to the Receivables;

               (iii) the Certificate Account and the Collection Account and funds deposited therein and all investments of such funds;

               (iv) the interest of the Seller in the documents constructively delivered to the Trustee pursuant to Section 3.3;

               (v) the interest of the Seller in any proceeds from recourse to Dealers relating to the Receivables;

               (vi) the interest of the Seller in any Liquidation Proceeds and any proceeds from claims on any physical damage, theft, vendor's single interest, credit life, disability or hospitalization insurance policies covering Financed Vehicles or Obligors;

               (vii)  the rights of the Seller to proceeds of Insurance
     Policies;

               (viii) the right to receive payments as set forth herein from the Reserve Account and the Yield Maintenance Account;

               (ix) the right to receive payments as set forth herein from the Certificate Insurance Policy; and

               (x) the proceeds of any and all of the foregoing, whether cash or non-cash, and any proceeds of proceeds.

          It is the express intention of the Seller and the Trustee that (a) the assignment and transfer herein contemplated constitute a sale of the Receivables and the other property of the Trust described above, and all proceeds of the foregoing, conveying good title thereto free and clear of any liens, encumbrances, security interests or rights of other Persons, from the Seller to the Trust and (b) the Receivables and the other property of the Trust described above not be a part of the Seller's estate in the event of an insolvency of the Seller. In the event that, notwithstanding the intent of the Seller and the Trustee, such conveyance is deemed to be a pledge in connection with a financing, the parties intend that the Seller shall have granted to the Trustee, in trust for the benefit of the Certificateholders and the Certificate Insurer, a security interest in all of the Seller's right, title and interest in the items of property listed in clauses (i) through (x) above, and all proceeds of the foregoing, wherever located and in whatever form, that such security interest be a first priority perfected security interest and that this Agreement shall constitute a security agreement under applicable law and the Trustee shall have all of the rights and remedies of a secured party and creditor under the UCC as in force in the relevant jurisdictions.

          The Seller hereby pledges, grants a security interest in, assigns and otherwise sets over to the Trustee, in trust for the benefit of the Certificateholders and the Certificate Insurer, all of the Seller's right, title and interest, whether now owned or hereafter acquired in and to the Yield Maintenance Account and the Reserve Account and all amounts on deposit therein and all Eligible Investments held therein from time to time and all proceeds thereof, and hereby grants to the Trustee for the benefit of the Certificateholders and the Certificate Insurer a first priority perfected security interest in such Accounts, amounts and Eligible Investments and proceeds. It is the intention of the Seller that, with respect to such Accounts and such amounts and Eligible Investments and proceeds, this Agreement shall constitute a security agreement under applicable law and the Trustee shall have all of the rights and remedies of a secured party and creditor under the UCC and other applicable law as in force in the relevant jurisdictions. Any rights to the Reserve Account and all amounts on deposit therein and all Eligible Investments held therein from time to time and all proceeds thereof of the Class B Certificateholders shall be subject to the prior rights of the Class A Certificateholders as provided for herein, and the Class B Certificateholders have acquired or will acquire any right in such Account and such amounts, investments and proceeds subject to such prior rights.

          The Seller has caused the Certificate Insurance Policy to be issued to the Trustee, in trust, for the benefit of the Class A Certificateholders.

SECTION 2.3  ACCEPTANCE BY TRUSTEE.

          The Trustee does hereby accept the assignment by the Seller pursuant to Section 2.2 and declares that the Trustee accepts such assignment upon the trusts herein set forth for the benefit of the Certificateholders and the Certificate Insurer, as their respective interests may appear, subject to the terms and provisions of this Agreement. The assignment will not constitute, and is not intended to result in, an assumption by the Trustee, any Certificateholder or the Certificate Insurer of any obligation of the Seller or any other Persons in connection with the Receivables, the Receivables Files, the Insurance Policies or under any agreements or instruments relating to any of them.


                                 ARTICLE III

                               THE RECEIVABLES

SECTION 3.1  REPRESENTATIONS AND WARRANTIES OF SELLER.

          The Seller makes the following representations and warranties as to the Receivables on which the Trustee relies in accepting the Receivables in trust and executing and authenticating the Certificates and upon which the Certificate Insurer relies in executing and delivering the Certificate Insurance Policy. Such representations and warranties speak as of the Closing Date, but shall survive the sale, transfer, and assignment of the Receivables to the Trustee.

               (i) CHARACTERISTICS OF RECEIVABLES. Each Receivable (a) shall have been originated or purchased by a Lender, (b) shall have been fully and properly executed by the parties thereto, (c) is a fully-amortizing simple interest installment contract or installment loan which provides for level monthly payments over its original term, provided that (x) some Receivables may include a payment in the last month in the life of the Receivable which due to delinquencies or partial prepayments may be different from the level monthly payment and (y) 0.10% of the Receivables (measured as a percentage of the Original Pool Balance) may be Balloon Receivables, (d) shall have created or shall create a valid, subsisting, and enforceable first priority security interest in favor of such Lender in the Financed Vehicle, which security interest shall be assignable and (ii) shall have been validly assigned by the Seller to the Trustee, (e) shall contain customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security and (f) is payable in United States dollars.

               (ii) SCHEDULE OF RECEIVABLES. The information set forth in the Schedule of Receivables shall be true and correct in all material respects as of the opening of business on the Cut-Off Date. The Seller shall have caused each Lender's electronic ledger relating to each related Receivable to be clearly and unambiguously marked to show that such Receivable has been sold to the Trust for the benefit of the Certificateholders pursuant to this Agreement.

               (iii) COMPLIANCE WITH LAW. Each Receivable and each sale of the related Financed Vehicle shall have complied at the time it was originated or made, and at the execution of this Agreement shall comply, in all material respects with all requirements of applicable federal, State, and local laws, and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other applicable consumer credit laws and equal credit opportunity and disclosure laws.

               (iv) BINDING OBLIGATION. Each Receivable represents the genuine, legal, valid, and binding payment obligation in writing of the related Obligor, enforceable by the holder thereof in accordance with its terms. All parties to such Receivable have full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest granted thereby and the terms of such Receivable have not been waived or modified in any respect (other than extensions of payments granted in the ordinary course of the Servicer's collection procedures (or of the Sub-Servicer, with respect to the Sub-Serviced Receivables) and the term of which does not extend beyond the last day of the Collection Period immediately preceding the Final Scheduled Distribution Date).

               (v) NO GOVERNMENT OBLIGOR. None of the Receivables shall be due from the United States of America or any State or local government or from any agency, department, or instrumentality of the United States of America or any State or local government.

               (vi) SECURITY INTEREST IN FINANCED VEHICLE. Immediately prior to the sale, assignment, and transfer thereof to the Trustee, each Receivable shall be secured by a validly perfected first priority security interest in the Financed Vehicle in favor of the Lender that originated or purchased such Receivable as secured party and all necessary and appropriate actions with respect to such Receivable shall have been taken to perfect a first priority security interest in the Financed Vehicle in favor of such Lender as secured party, which security interest is assignable and has been so assigned to the Trustee.

               (vii) RECEIVABLES IN FORCE. No Receivable shall have been satisfied, subordinated, or rescinded, nor shall any Financed Vehicle have been released from the lien granted by the related Receivable in whole or in part.

               (viii) NO WAIVER. No provision of a Receivable shall have been waived (other than extensions of payments granted in the ordinary course of the collection procedures of the Servicer (or of the Sub-Servicer, with respect to the Sub-Serviced

     Receivables) and the term of which does not extend beyond the last day of the Collection Period immediately preceding the Final Scheduled Distribution Date).

               (ix) NO AMENDMENTS. No Receivable shall have been amended such that the number of the Obligor's scheduled payments shall have been increased.

               (x) NO DEFENSES. No facts exist which would give rise to any right of rescission, setoff, counterclaim or defense nor shall have any right of rescission, setoff, counterclaim, or defense been asserted or threatened with respect to any Receivable.

               (xi) NO LIENS. No liens or claims shall have been filed, including liens for work, labor, materials or taxes relating to a Financed Vehicle, that shall be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Obligor pursuant to the Receivable.

               (xii) NO DEFAULT. Except for payment defaults continuing for a period of not more than 59 days as of the Cut-Off Date, no default, breach, violation or event permitting acceleration under the terms of any Receivable shall exist; no continuing condition that with notice or lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable shall exist; and the related Lender shall not have waived any of the foregoing.

               (xiii) INSURANCE. The Servicer, in accordance with its customary procedures, shall have (i) required that the Obligor obtain physical damage and theft insurance covering the Financed Vehicle as of the date of the related contract and (ii) obtained vendor's single interest insurance covering the Financed Vehicle.

               (xiv) TITLE. It is the intention of the Seller that the transfer and assignment herein contemplated, taken as a whole, constitutes a sale of the Receivables and other property of the Trust from the Seller to the Trust and that the beneficial interest in and title to the Receivables and other Trust property not be part of the receivership or conservatorship estate in the event of the appointment of a receiver or conservator for the Seller. No Receivable has been sold, transferred, assigned, or pledged by the Seller to any Person other than the Trustee. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable free and clear of all Liens, and, immediately upon the transfer thereof, the Trustee for the benefit of the Certificateholders and the Certificate Insurer shall have good and marketable title to each Receivable, free and clear of all Liens and rights of others, except for the rights of the Certificateholders and the Certificate Insurer; and the transfer has been perfected under the UCC.

               (xv) LAWFUL ASSIGNMENT. No Receivable shall have been originated in, or shall be subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Receivable under this Agreement or transfers of the Certificates would be unlawful, void, or voidable.

               (xvi) ALL FILINGS MADE. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Trustee a first priority perfected ownership interest in the Receivables shall have been made.

               (xvii) ONE ORIGINAL. There shall be only one original executed copy of each Receivable, and immediately prior to the constructive delivery thereof to the Trustee pursuant to Section 3.3, such copy shall have been in the custody and possession of the applicable Lender.

               (xviii) NO BANKRUPT OBLIGOR. None of the Receivables shall be due from an Obligor who has commenced a voluntary case under the United States Bankruptcy Code or consented to the entry of or failed to have stayed within 60 days of entry an order for relief against it in an involuntary case under the United States Bankruptcy Code.

               (xix) CHATTEL PAPER; CHIEF EXECUTIVE OFFICE. The Receivables constitute "chattel paper" within the meaning of the UCC as in effect in the State of Maryland. The chief executive office of the Seller is located in the State of Maryland.

               (xx) MAXIMUM AMOUNT FINANCED. No Obligor shall be the Obligor on Receivables on which the sum of the Principal Balances of such Receivables is greater than $60,000.

               (xxi) NO ASSIGNMENT. The related Lender has not taken any action to convey any right to any Person that would result in such Person having a right to payments due under the Receivable that is senior to or equal with that of the Trust.

               (xxii) COMPOSITION OF RECEIVABLES. Each Receivable is secured by a Financed Vehicle which is a new or used automobile, light duty truck or van.

               (xxiii) MATURITY OF RECEIVABLES. Each Receivable shall have an original term to stated maturity of at least 12 months and not more than 72 months.

               (xxiv) MINIMUM AND MAXIMUM ANNUAL PERCENTAGE RATE. Each Receivable shall have an Annual Percentage Rate no less than 6.00% and no more than 31.00%.

               (xxv) MINIMUM AND MAXIMUM PRINCIPAL BALANCE. Each Receivable shall have a Principal Balance as of the Cut-Off Date no less than $1,000 and no more than $40,000.

               (xxvi) PAYMENT. With respect to Sub-Serviced Receivables only, the Obligor under each Sub-Serviced Receivable has made at least one payment with respect thereto as of the Cut-Off Date.

               (xxvii)   STATES OF OBLIGOR RESIDENCE. Except with respect to
     Receivables with an aggregate Principal Balance as of the Cut-Off Date representing 15.62% of the Original Pool Balance, the Obligor under each
                  -----
     Receivable has a billing address in Maryland, Virginia, North Carolina, Georgia or Pennsylvania.

               (xxviii) LOCATION OF RECEIVABLE FILES. The Receivable Files shall be kept by the Servicer as custodian for the Trustee at 7926 Jones Branch Drive, McLean, Virginia 22102, or at such other location or locations as may be designated from time to time by notice to the Trustee and the Certificate Insurer.

               (xxix) ADVANCE PAYMENTS. As of the day prior to the Cut-Off Date, no Receivable has been paid more than 180 days in advance.

               (xxx) NO ADVERSE SELECTION. The Receivables were selected from retail installment sales contracts and motor vehicle installment loans in the applicable Lender's portfolio that had met the applicable conditions specified in this Section 3.1 utilizing no selection procedures adverse to the Certificateholders or the Certificate Insurer relative to similar retail installment sales contracts and motor vehicle installment loans such Lender's portfolio.

SECTION 3.2  REPURCHASE UPON BREACH.

          The Seller, the Servicer, the Trustee or the Certificate Insurer, as the case may be, shall inform the other parties promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties contained in Section 3.1; provided, that the Trustee shall have no duty to inquire concerning, or to investigate, the breach of any of such representations and warranties. Unless the breach shall have been cured by the last day of the Collection Period following the Collection Period during which the Seller becomes aware of, or receives written notice of, such breach, the Seller shall repurchase as of such day (or, at the Seller's option, as of the last day of the Collection Period in which such breach was discovered) any Receivable materially and adversely affected by such breach and any Receivable in which the interest of the Trust or of the Certificate Insurer is materially and adversely affected by such breach (unless such Receivable is otherwise being purchased pursuant to Section 11.2). In consideration of the purchase of the Receivable, the Seller shall remit the Purchase Amount, in the manner specified in Section 5.3. The sole remedy of the Trustee, the Trust, the Certificateholders or the Certificate Insurer with respect to a breach of the Seller's representations and warranties contained in Section 3.1 shall be to require the Seller to repurchase Receivables pursuant to this Section 3.2. The Seller shall notify the Certificate Insurer of any repurchase of any Receivable pursuant to this Section.

SECTION 3.3  CUSTODY OF RECEIVABLE FILES.

          To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Trustee, upon the execution and delivery of this Agreement, hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Trustee as custodian of the following documents or instruments which are hereby constructively delivered to the Trustee with respect to each Receivable:

          (i)    The original of the Receivable fully executed by the Obligor.

          (ii)   The original credit application fully executed by the Obligor.

          (iii) The original certificate of title (or, if the original is not returned to the Lender under applicable state law, a copy thereof) held by the Lender that originated or purchased such Receivable evidencing the security interest of such Lender in the Financed Vehicle.

          (iv) Any and all other documents that the Servicer or the applicable Lender shall keep on file, in accordance with its customary procedures, relating to a Receivable, an Obligor, or a Financed Vehicle.

SECTION 3.4  DUTIES OF SERVICER AND SUB-SERVICER AS CUSTODIAN.

          (a) SAFEKEEPING. The Servicer, in its capacity as custodian, shall hold the Receivable Files on behalf of the Trustee for the use and benefit of all present and future Certificateholders and the Certificate Insurer and maintain such accurate and complete accounts, records, and computer systems pertaining to each Receivable File as shall enable the Trustee to comply with this Agreement. In performing its duties as custodian, the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable automotive receivables that the Servicer services for itself. The Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement, and of the related accounts, records, and computer systems, in such a manner as shall enable the Trustee to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Trustee and the Certificate Insurer any failure on the Servicer's part to hold the Receivable Files and maintain its accounts, records, and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

          (b) MAINTENANCE OF AND ACCESS TO RECORDS. The Servicer shall maintain each Receivable File at its office specified in this Agreement, or at such other office or offices as shall be specified by the Servicer to the Trustee and the Certificate Insurer by prior written notice. The Servicer shall make available to the Trustee and the Certificate Insurer or their respective duly authorized representatives, attorneys, or auditors a list of locations of the Receivable Files, and the related accounts, records, and computer systems maintained by the

Servicer at such times during normal business hours as the Trustee or the Certificate Insurer shall instruct, which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations.

          (c) RELEASE OF DOCUMENTS. Upon instruction from the Trustee, the Servicer shall release any document in a Receivable File to the Trustee, the Trustee's agent, or the Trustee's designee, as the case may be, at such place or places as the Trustee may designate, as soon as practicable.

          (d) SERVICER TO REMAIN LIABLE. The Servicer shall require the Sub-Servicer to comply with the preceding provisions of this Section 3.4 with respect to the Sub-Serviced Receivables. Notwithstanding anything to the contrary, the Servicer shall remain primarily liable for its duties as custodian with respect to all Receivables, including the Sub-Serviced Receivables.

SECTION 3.5  INSTRUCTIONS; AUTHORITY TO ACT.

          The Servicer and the Sub-Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Responsible Officer of the Trustee.

SECTION 3.6  EFFECTIVE PERIOD AND TERMINATION.

          The appointment of the Servicer as custodian shall become effective as of the Cut-Off Date and shall continue in full force and effect for the term of the Trust unless terminated earlier pursuant to this Section 3.6. If the Servicer shall resign in accordance with the provisions of Section 8.5 or if all of the rights and obligations of the Servicer shall have been terminated under
Section 9.1, the appointment of the Servicer and the Sub-Servicer as custodian may be terminated (1) by the Trustee or by the Majority Certificateholders, in either case, with the consent of the Certificate Insurer or (2) by the Certificate Insurer, by written notification to the Servicer. The Trustee with the consent of the Certificate Insurer may, or at the direction of the Certificate Insurer shall, terminate the Servicer's appointment as custodian with cause at any time upon written notification to the Servicer, in which case the Sub-Servicer shall also be terminated as a custodian. The Trustee shall notify the Rating Agencies of any termination of the Servicer's appointment as custodian pursuant to this Section 3.6. As soon as practicable after notice of any termination of such appointment, the Servicer and the Sub-Servicer shall deliver the Receivable Files to the Trustee or the Trustee's agent at such place or places as the Trustee may reasonably designate.

          The following procedures shall apply if the appointment of the Servicer as the custodian has been terminated:

               (i) Upon payment in full of any Receivable, the Servicer will notify the Trustee by an Officers' Certificate (which certification shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Collection Account pursuant to Section 5.2 have been so deposited) and shall request delivery of the Receivable and Receivable File to the Servicer.

               (ii) From time to time as appropriate for servicing and enforcing any Receivable, the Trustee shall, upon written request of an officer of the Servicer and delivery to the Trustee of a receipt signed by such officer in a form satisfactory to the Trustee, cause the original Receivable and the related Receivable File to be released to the Servicer. The Servicer's receipt for a Receivable and/or Receivable File shall obligate the Servicer to return the original Receivable and the related Receivable File to the Trustee when the Servicer's need for such Receivable and/or Receivable File has ceased unless the Receivable shall be liquidated or repurchased as described in Section 3.2, 4.2 or 4.7.

               (ii) The Trustee may rely and shall be protected when acting or refraining from acting upon any certificate, request or receipt under this
     Section 3.6.

               (iii) The Trustee shall permit the Servicer and the Certificate Insurer access to the Receivables Files at all reasonable times during the Trustee's normal business hours. The Trustee shall, within two Business Days of the request of the Servicer or the Certificate Insurer, execute such documents and instruments as are prepared by the Servicer or the Certificate Insurer and delivered to the Trustee, as the Servicer or the Certificate Insurer deems necessary to permit the Servicer, in accordance with its customary servicing procedures, to enforce the Receivable on behalf of the Trust and any related Insurance Policies covering the Obligor, the Receivable or Financed Vehicle so long as such execution in the Trustee's sole discretion does not conflict with this Agreement and will not cause it undue risk or liability. The Trustee shall not be obligated to release any document from any Receivable File unless it receives a trust receipt from the Servicer as described in clause (ii) of this Section 3.6.


                                 ARTICLE IV

                  ADMINISTRATION AND SERVICING OF RECEIVABLES

SECTION 4.1  DUTIES OF SERVICER.

          The Servicer, as an independent contractor on behalf of the Trust and for the benefit of the Certificateholders and the Certificate Insurer, will be responsible for managing, servicing and administering the Receivables and enforcing and making collections on the Receivables and any insurance polices relating to the Financed Vehicles and for enforcing any security interest in any of the Financed Vehicles, with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable automotive receivables that it services for itself. The Servicer's responsibilities shall include collecting and posting all payments, responding to inquiries of Obligors or of federal, state or local governmental authorities with respect to the Receivables, investigating delinquencies, sending payment coupons to Obligors, accounting for collections, furnishing monthly and annual statements to the Trustee and the Certificate Insurer with respect to distributions, providing appropriate federal income tax informa-tion for use in providing information to Certificateholders and attempting to maintain the perfected security interest of the applicable Lender in the Financed Vehicles, in accordance with the provisions set forth herein. The Servicer shall follow its customary standards, policies, and procedures in performing its duties as Servicer; provided, that with respect to the Sub-Serviced Receivables and for so long as the Sub-Servicer is sub-servicing the Sub-Serviced Receivables, for purposes of this Section 4.1 and of Sections 4.2 and 4.3, the Servicer shall follow the Sub-Servicer's customary standards, policies, practices and procedures. Without limiting the generality of the foregoing, the Servicer is authorized and empowered by the Trustee to execute and deliver, on behalf of itself, the Trust, the Certificateholders, or the Trustee or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Trustee shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. The Trustee shall execute any documents prepared by the Servicer and delivered to the Trustee for execution that are necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

SECTION 4.2  COLLECTION OF RECEIVABLE PAYMENTS.

          The Servicer shall use its best efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable automotive receivables that it services for itself.
If payments are extended in the ordinary course of the Servicer's collection procedures, and, as a result, any Receivable would be outstanding on the first day after the end of the Collection Period immediately preceding the Final Scheduled Distribution Date, then the Servicer shall be obligated to purchase such Receivable in the manner set forth in Section 4.7 (unless such Receivable is otherwise being purchased pursuant to Section 3.2 or 11.2) as of the last day of the Collection Period following the Collection Period in which the extension was made (or, at the Servicer's option, as of the last day of the Collection Period in which the extension was made); provided, however, that the purchase obligation with respect to a Receivable shall be the obligation of the Servicer which granted the extension, and not of any successor Servicer; and provided, further, that the purchase obligation of any Servicer shall survive the termination of such Servicer as Servicer. The Servicer may in its discretion waive any Additional Fees.

SECTION 4.3  REALIZATION UPON RECEIVABLES.

          On behalf of the Trust, the Servicer shall use its best efforts, consistent with its customary servicing procedures, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined that eventual payment in full is unlikely. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automotive receivables, which may include reasonable efforts to realize upon any recourse to Dealers and selling the Financed Vehicle at a public or private sale. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not ex-pend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds of the related Receivable by an amount equal to or greater than the amount of such expenses.

SECTION 4.4  INSURANCE.

          (a) The Servicer may sue to enforce or collect upon the Insurance Policies, in its own name, if possible, or as agent of the Trust. If the Servicer elects to commence a legal proceeding to enforce an Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Trust under such Insurance Policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Insurance Policy, the Trustee, on behalf of the Trust, at the Servicer's expense, or the Seller, at the Seller's expense, shall take such steps as the Servicer deems necessary to enforce such Insurance Policy, including bringing suit in its name or the name of the Trustee for the benefit of the Certificateholders.

          (b) The Servicer shall maintain a vendor's single interest or other collateral protection insurance policy with respect to all Financed Vehicles ("Collateral Insurance") which policy by its terms insures against physical damage in the event any Obligor fails to maintain physical damage insurance with respect to the related Financed Vehicles. The Seller will be the named insured under all policies of Collateral Insurance. The Servicer shall maintain Collateral Insurance at all times unless the Certificate Insurer otherwise consents in writing.

          (c) Costs incurred by the Servicer in maintaining Collateral Insurance shall be paid by the Servicer.

SECTION 4.5  MAINTENANCE OF SECURITY INTEREST IN FINANCED VEHICLES.

          The Servicer shall, in accordance with its customary servicing procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Trustee hereby authorizes the Servicer to take such steps as are necessary to re-perfect such security interest on behalf of the Trust in the event of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Receivable to the Trust is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the State in which the Financed Vehicle is located, to grant to the Trust a perfected security interest in the related Financed Vehicle, the Seller hereby agrees on behalf of itself and the other Lender that the listing of the applicable Lender as the secured party on the certificate of title is in its capacity as agent of the Trust.

SECTION 4.6  COVENANTS OF SERVICER.

          (a) The Servicer shall not release the Financed Vehicle securing any Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by or on behalf of the Obligor thereunder or repossession, nor shall the Servicer impair the rights of the Trust or the Certificateholders in the Receivables, nor shall the Servicer change the amount of the scheduled payment under a Receivable (except for an extension permitted pursuant to Section 4.2) or change the APR of or the Amount Financed under a Receivable, nor shall the Servicer fail to comply with the provisions of any Insurance Policy, if the failure to so comply would impair the protection or benefit to be afforded by such Insurance Policy.

          (b) COMPLIANCE WITH APPLICABLE LAWS. The Servicer shall comply with any law or, to the best of the Servicer's knowledge, any order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties, the failure to comply with which may materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, the Indemnification Agreement or the Certificates.

          (c) CORPORATE EXISTENCE. The Servicer shall maintain its corporate existence and shall at all times continue to be duly organized under the laws of its jurisdiction of incorporation and duly qualified and duly authorized and shall conduct its business in accordance with the terms of its charter and bylaws; provided, however, that the Servicer shall not be required to maintain its existence as a federally chartered thrift if the board of directors of the Servicer shall determine that the preservation of such status is no longer desirable and that the loss thereof is not disadvantageous in any material respect to the Certificateholders or the Certificate Insurer.

          (d) FINANCIAL STATEMENTS; ACCOUNTANTS' REPORTS; OTHER INFORMATION. The Servicer shall keep or cause to be kept in reasonable detail books and records of account of its assets and business, including, but not limited to, books and records relating to this Agreement. The Servicer shall furnish or cause to be furnished to the Certificate Insurer:

               (i) ANNUAL FINANCIAL STATEMENTS. As soon as available, and in any event within 120 days after the close of each fiscal year of the Servicer, the audited consolidated statements of financial condition of the Servicer and its subsidiaries as of the end of such fiscal year and the related audited consolidated statements of operations, shareholders' equity and cash flows for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the audit opinion of the Servicer's independent independent accountants (which shall be a nationally recognized independent public accounting firm or otherwise acceptable to the Certificate Insurer).

               (ii) QUARTERLY FINANCIAL STATEMENTS. As soon as available, and in any event within 90 days after each of the first three fiscal quarters of each fiscal year of the Servicer, the unaudited consolidated statements of financial condition of the Servicer and its subsidiaries as of the end of such fiscal quarter and the related unaudited consolidated statements of operations, shareholders' equity and cash flows for such fiscal quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied.

               (iii) CERTAIN INFORMATION. Upon the reasonable request of the Certificate Insurer, the Servicer shall promptly provide copies of any requested proxy statements, financial statements, reports and registration statements which the Servicer files with, or delivers to, the Securities and Exchange Commission or any national securities exchange.

          All financial statements specified in clause (i) above shall be furnished in consolidated form for the Servicer and its subsidiaries in the event the Servicer shall consolidate its financial statements with its subsidiaries.

          The Certificate Insurer, by the issuance of the Certificate Insurance Policy, agrees that it and its agents, accountants and attorneys shall keep confidential all financial statements, reports and other information delivered by the Servicer pursuant to this Section 4.6(d).

          Nothing in this Section shall be construed to apply to such information delivered by the Certificate Insurer to any reinsurer or potential reinsurer, rating agency or regulator of the Certificate Insurer.

          (e) MAINTENANCE OF INSURANCE. The Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy in a minimum amount generally maintained by prudent federally chartered thrift institutions engaged in the servicing of automotive receivables and having servicing portfolios of a similar size.

          (f) ACCESS TO RECORDS; DISCUSSIONS WITH OFFICERS AND ACCOUNTANTS. On an annual basis, or upon the occurrence of (x) an Servicer Default, (y) an event that could have a material adverse effect on the ability of the Servicer to perform its obligations under this Agreement or the Certificates, or (z) an event that could have a material adverse effect on the validity or enforceability of, this Agreement or the Certificates, the Servicer shall, upon the reasonable request of the Certificate Insurer, permit the Certificate Insurer or its authorized agents:

               (i) to discuss the affairs, finances and accounts of the Servicer with the chief operating officer and the chief financial officer of the Servicer, in each case, to the extent related to the Receivables, or the duties of the Servicer hereunder; and

               (ii) with the Servicer's consent, which consent shall not be unreasonably withheld, to discuss the affairs, finances and accounts of the Servicer with the Servicer's independent accountants, in each case, to the extent related to the Receivables, or the duty of the Servicer hereunder, provided that an officer of the Servicer shall have the right to be present during such discussions.

          Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Servicer.

          The Certificate Insurer, by the issuance of the Certificate Insurance Policy, agrees that it and its shareholders, directors, agents, accountants and attorneys shall keep confidential any matter of which it becomes aware through such inspections or discussions (unless readily available from public sources), except as may be otherwise required by regulation, law or court order or requested by appropriate governmental authorities or as necessary to preserve its rights or security under or to enforce this Agreement, provided that the foregoing shall not limit the right of the Certificate Insurer to make such information available to its regulators, securities rating agencies, reinsurers, credit and liquidity providers, counsel and accountants. If the Certificate Insurer is requested or required (by oral questions, interrogatories, requests for information or documents subpoena, civil investigative demand or similar process) to disclose any information of which it becomes aware through such inspections or discussions, the Certificate Insurer will promptly notify the Servicer of such request(s) so that the Servicer may seek an appropriate protective order and/or waive the Certificate Insurer's compliance with the provisions of this Agreement. If, in the absence of a protective order or the receipt of a waiver hereunder, the Certificate Insurer is, nonetheless, in the opinion of its counsel, compelled to disclose such information to any tribunal or else stand liable for contempt or suffer other censure or significant penalty, the Certificate Insurer may disclose such information to such tribunal that the Certificate Insurer is compelled to disclose, provided that a copy of all information disclosed is provided to the Servicer promptly upon such disclosure.

          (g) NOTICE OF MATERIAL EVENTS. The Servicer shall promptly inform the Certificate Insurer and the Rating Agencies in writing of the receipt of notice of any proceeding by any regulatory body seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or the Certificates.

          (h) MAINTENANCE OF LICENSES. The Servicer shall maintain all licenses, permits, charters and registrations which are material to the performance of its obligations under this Agreement or the Certificates.

SECTION 4.7  PURCHASE OF RECEIVABLES UPON BREACH.

          The Servicer, the Trustee or the Certificate Insurer shall inform the other parties promptly, in writing, upon the discovery of any breach by the Servicer of its obligations under Section 4.5 or 4.6; provided, that the Trustee shall have no duty to inquire concerning, or to investigate, the breach of any of such obligations. Unless the breach shall have been cured by the last day of the Collection Period following the Collection Period during which the Servicer becomes aware of, or receives written notice of such breach, the Servicer shall purchase as of such day (or, at the Servicer's option, as of the last day of the month in which such breach was discovered) any Receivable materially and adversely affected by such breach and any Receivable in which the interest of the Trust or of the Certificate Insurer is materially and adversely affected by such breach (unless such Receivable is otherwise being purchased pursuant to Section 3.2 or 11.2). In consideration of the purchase of such Receivable, the Servicer shall remit the Purchase Amount with respect to such Receivable in the manner specified in Section 5.3. The sole remedy of the Trustee, the Trust, the Certificateholders or the Certificate Insurer with respect to a breach pursuant to Section 4.5 or 4.6 shall be to require the Servicer to purchase Receivables pursuant to this Section 4.7. The Servicer shall notify the Certificate Insurer of any purchase of a Receivable pursuant to this Section 4.7.

SECTION 4.8  SERVICING FEE; ADDITIONAL FEES; INVESTMENT EARNINGS.

          (a) The servicing fee for a Collection Period shall equal the Monthly Servicing Fee (except that in the case of a successor Servicer, the servicing fee shall equal such amount as is arranged in accordance with Section 9.2).

          (b) The Servicer shall deposit into the Collection Account all Additional Fees, which shall be included in Available Funds.

          (c) Investment earnings on the Collection Account and the Certificate Account, if any, shall be deposited into such Account and shall be included in Available Funds. Investment earnings on the Reserve Account shall be paid to the Class B Certificateholders and to the Seller or its designee as provided in
Section 5.1. Investment earnings on the Yield Maintenance Account shall be paid to the Seller or its designee as provided in Section 5.1.

          (d) The Monthly Servicing Fee and Liquidation Expenses may be retained by the Servicer from the aggregate collections on the Receivables during the related Collection Period, prior to the deposit of such collections in the Collection Account pursuant to Section 5.2; in no event shall the Servicer retain, with respect to any Collection Period, an amount of base servicing compensation in excess of the Monthly Servicing Fee, even if multiple payments ("advance payments" or "payaheads") are received from the Obligors during such Collection Period.

SECTION 4.9  SERVICER'S CERTIFICATE.

          On or before each Determination Date, the Servicer shall deliver to the Trustee and the Certificate Insurer by 12:00 pm New York City time a Servicer's Certificate in the form of Exhibit E attached hereto containing all information necessary to make the distributions pursuant to Section 5.4, to make any transfers of funds pursuant to Sections 5.1, 5.2 and 5.6, and to make any demands on the Certificate Insurance Policy pursuant to Section 5.5 for the Collection Period preceding the date of such Servicer's Certificate and all information necessary for the Trustee to send statements to Certificateholders pursuant to Section 5.7. Receivables purchased by the Servicer or repurchased by the Seller as of the last day of such Collection Period shall be identified by the Seller's account number with respect to such Receivable (as specified in the Schedule of Receivables).

SECTION 4.10  ANNUAL STATEMENT AS TO COMPLIANCE; NOTICE OF DEFAULT.

          (a) The Servicer shall deliver to the Trustee and the Certificate Insurer, on or before December 31 of each year, beginning December 31, 1998, an Officers' Certificate stating that (i) a review of the activities of the Servicer during the preceding 12-month period ended September 30 of such year (or such longer period since the date of this Agreement) and of its performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof.

          (b) The Servicer shall deliver to the Trustee and the Certificate Insurer, promptly after having obtained knowledge thereof, but in no event later than one Business Day thereafter, written notice in an Officers' Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under clause (i) of Section 9.1. The Seller shall deliver to the Trustee and the Certificate Insurer, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers' Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under any other clause of Section 9.1.

SECTION 4.11  ANNUAL INDEPENDENT CERTIFIED PUBLIC
              ACCOUNTANTS' REPORT.

          The Servicer shall cause a firm of independent certified public accountants, who may also render other services to the Servicer, to deliver to the Trustee, with a copy to the Rating Agencies and the Certificate Insurer, on or before December 31 of each year concerning the 12-month period ended September 30 of such year (or such longer period since the date of this Agreement), beginning December 31, 1998, a report addressed to the Board of Directors of the Servicer, the Trustee and the Certificate Insurer, to the effect that such firm has read the monthly Servicer's Certificates delivered pursuant to Section 4.9 with respect to each Collection Period during such one-year (or longer) period and reviewed the servicing of the Receivables by the Servicer and that such review (1) included tests relating to automobile, light duty truck and van loans serviced for others in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, to the extent the procedures in such program are applicable to the servicing obligations set forth in this Agreement, and (2) except as described in the report, disclosed no exceptions or errors in the records relating to automobile, light duty truck and van loans serviced for others that, in the firm's opinion, paragraph four of such program requires such firm to report.

          The report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

SECTION 4.12  ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION
              REGARDING RECEIVABLES.

          The Servicer shall provide (and shall require the Sub-Servicer to provide) to the Certificateholders and the Trustee access to the Receivables Files in such cases where the Certificateholder or the Trustee shall be required by applicable statutes or regulations to review such documentation. The Certificate Insurer shall be afforded such access at any time, subject to the requirements of the next sentence. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section 4.12.

SECTION 4.13  SERVICER EXPENSES.

          The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants and taxes imposed on the Servicer.

SECTION 4.14  REPORTS TO CERTIFICATEHOLDERS.

          The Trustee shall provide to any Certificateholder, who so requests in writing (addressed to the Corporate Trust Office) and the Rating Agencies a copy of any certificate described in Section 4.9, or the annual statement described in Section 4.10, or the annual report described in Section 4.11. The Trustee may require the Certificateholder to pay a reasonable sum to cover the cost of the Trustee's compliance with such request.

                                   ARTICLE V

                         DISTRIBUTIONS; STATEMENTS TO
                              CERTIFICATEHOLDERS

SECTION 5.1  ESTABLISHMENT OF ACCOUNTS.

          (a) The Trustee, on behalf of the Trust, shall establish the Collection Account and the Certificate Account as segregated trust accounts in the name of the Trust, for the benefit of Certificateholders and the Certificate Insurer, with the Corporate Trust Office of the Trustee. The Servicer shall direct the Trustee to invest the amounts in the Collection Account and the Certificate Account in Eligible Investments that, with respect to the Collection Account, mature not later than the Business Day prior to the next succeeding Determination Date or, with respect to the Certificate Account, mature not later than the next succeeding Deposit Date, and to hold such Eligible Investments to maturity. The Collection Account and the Certificate Account shall always be maintained as Eligible Accounts. The Trustee may trade with itself or an affiliate in the purchase or sale of Eligible Investments.

          (b) (i) The Seller shall establish and maintain the Reserve Account and the Yield Maintenance Account in the name of the Trustee, each as an Eligible Account for the benefit of the Trust, the Certificateholders and the Certificate Insurer. The Reserve Account and the Yield Maintenance Account shall not be property of the Trust.

               (ii) Funds on deposit in the Reserve Account and the Yield Maintenance Account shall be invested by the Trustee in Eligible Investments, in each case selected by the Servicer by a written direction or by oral direction, promptly confirmed in writing, which shall certify that any such investment is authorized by this Section 5.1(b); provided, however, the Trustee shall not be liable for any loss arising from such investment in Eligible Investments (other than as obligor under any Eligible Investment). All such Eligible Investments shall be held by the Trustee for the benefit of the beneficiaries of the Reserve Account and the Yield Maintenance Account; provided that on each Distribution Date all interest and other investment income (net of investment losses and expenses) on funds on deposit in the Yield Maintenance Account shall be withdrawn from the Yield Maintenance Account at the direction of the Servicer and shall be paid to the Seller or its designee and all interest and other investment income (net of investment losses and expenses) on funds on deposit in the Reserve Account shall be withdrawn from the Reserve Account at the direction of the Servicer and shall be paid to the Trustee for distribution to the Class B Certificateholders (to the extent of the Class B Reserve Account Investment Earnings) for the payment of Class B Monthly Deficiency Interest and any unpaid Class B Deficiency Interest Carryover Shortfall, as provided in Section 5.4(a), and the remainder to the Seller or its designee. Funds on deposit in the Reserve Account and the Yield Maintenance Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the related Deposit Date. Funds deposited in the Reserve Account and the Yield Maintenance Account on the day which immediately precedes a Deposit Date upon the maturity of any Eligible Investments are not required to be (but may be) invested overnight in accordance with the investment provisions contained herein. The Seller shall treat the funds and other assets in the Reserve Account (other than Class B Retained Principal and any amounts deposited specifically for the payment of Class B Monthly Deficiency Interest and any unpaid Class B Deficiency Interest Carryover Shortfall as provided in Section 5.4(a)(ix)) and the Yield Maintenance Account as its own for federal, state and local income tax and franchise tax purposes and shall report on its tax returns all income and gain from the Reserve Account (other than the Class B Reserve Account Investment Earnings) and the Yield Maintenance Account. Each Class B Certificateholder shall treat its pro rata interest in the Class B Retained Principal as its own for federal, state and local income tax and franchise tax purposes and shall report on its tax returns its pro rata interest in Class B Reserve Account Investment Earnings.

               (iii) The Trustee agrees as follows with respect to the Eligible Investments, and the proceeds thereof, held from time to time in the Reserve Account and the Yield Maintenance Account:

                      (A) any Eligible Investment that is held in deposit accounts shall be subject to the exclusive custody and control of the Trustee, and the Trustee shall have sole signature authority with respect thereto;

                      (B) any Eligible Investment that constitutes Physical Property (as defined in the definition of Delivery) shall be delivered to the Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Trustee or a securities intermediary (as such term is defined in Section 8-102(14) of the UCC) acting solely for the Trustee;

                      (C) any Eligible Investment that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Trustee, pending maturity or disposition, through continued book entry registration of such Eligible Investment as described in such paragraph; and

                      (D) any Eligible Investment that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (C) above shall be delivered to the Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Trustee, pending maturity or disposition, through continued registration of the Trustee's (or its nominee's) ownership of such security directly or through one or more securities intermediaries acting solely for the Trustee.

               (iv) The Servicer shall have the power, revocable by the Trustee, to instruct the Trustee to make withdrawals and payments from the Reserve Account and the

     Yield Maintenance Account for the purpose of making distributions of funds on deposit in such Accounts in accordance with the provisions hereof.

          (c) In the event of any change of law regarding matters relating to the perfection of security interests in any Account, the amounts or any Eligible Investments held therein, the Seller shall cause to be furnished to the Trustee, the Certificate Insurer and each Rating Agency, an Opinion of Counsel addressing such matters and if necessary, the Seller shall cooperate with the Trustee in taking all actions necessary to comply with the change in law.

SECTION 5.2  COLLECTIONS.

          (a) The Servicer shall remit to the Collection Account within two Business Days following receipt thereof all payments by or on behalf of the Obligors on the Receivables and all Liquidation Proceeds (including payments made under any of the Insurance Policies or the Collateral Insurance to the extent applicable to payments due on the Receivables), both as collected during the Collection Period, which deposit may be net of (i) the Servicer's actual out-of-pocket expenses reasonably incurred with respect to Defaulted Receivables or Financed Vehicles ("Liquidation Expenses"), which shall be paid from amounts actually recovered with respect to any Defaulted Receivable or Financed Vehicle,
(ii) charge backs attributable to errors in posting, returned checks, or rights of offset for amounts that should not have been paid or that must be refunded as the result of a successful claim or defense under bankruptcy or similar laws and
(iii) the Monthly Servicing Fee, as provided in Section 4.8. The amounts specified in clauses (i), (ii) and (iii), to the extent deposited into the Collection Account, shall not be included in Available Funds and will be withdrawn from the Collection Account and paid to the Servicer from time to time.

          (b) On the Determination Date in each month, the Servicer shall instruct the Trustee to withdraw from the Collection Account the amount collected with respect to Receivables, including Additional Fees and Liquidation Proceeds, received during the Collection Period and investment earnings related to such Determination Date, net of any amounts specified in clauses (i), (ii) and (iii) of Section 5.2(a), to the extent deposited therein, and deposit such amount in immediately available funds or by wire transfer in immediately available funds into the Certificate Account.

          (c) On or before each Determination Date, the Servicer shall determine (i) the Available Funds and (ii) the amount of funds necessary to make the distributions required pursuant to clauses (i) through (x) of Section 5.4(a) on the next Distribution Date. The Available Funds, Yield Maintenance Withdrawal Amount, Reserve Account Withdrawal Amount, and any Insured Payment shall be deposited into the Certificate Account. The Servicer shall by a Servicer's Certificate notify the Trustee of such amounts by telecopy to the Corporate Trust Office (or such other number as the Trustee may from time to time provide), followed promptly by mailing such notice to the Trustee at the Corporate Trust Office, and the Trustee shall promptly provide such notice to the Certificate Insurer.

SECTION 5.3  PURCHASE AMOUNTS.

          On the Determination Date following each Collection Period, the Servicer or the Seller, as the case may be, shall remit to the Certificate Account the aggregate Purchase Amount for such Collection Period pursuant to Sections 3.2, 4.2 and 4.7.

SECTION 5.4  DISTRIBUTIONS.

          (a) On each Distribution Date, the Trustee shall apply or cause to be applied the sum of (x) the Available Funds (after withdrawing amounts deposited in error and Liquidation Proceeds relating to Purchased Receivables) for the related Collection Period, including the Yield Maintenance Withdrawal Amount for such Distribution Date, (y) the Reserve Account Withdrawal Amount for such Distribution Date and (z) the amount of any Insured Payment from the Certificate Account, to make the following distributions in the following order of priority to the extent of the funds available from the specified sources:

               (i) to the Trustee, an amount equal to the Monthly Trustee's Fee, and any overdue Monthly Trustee's Fee, such amount to be paid from Available Funds;

               (ii) to the Class A Certificateholders, pro rata, the Class A Monthly Interest and any unpaid Class A Interest Carryover Shortfall, such amount to be paid from Available Funds (after giving effect to the application of Available Funds described in clause (i) above); and if such Available Funds are insufficient, the Class A Certificateholders shall receive such deficiency from any monies deposited into the Certificate Account from the Reserve Account, and, if such amounts are still insufficient, from any Insured Payment in respect of the Deficiency Amount;

               (iii) to the Certificate Insurer, by wire transfer of immediately available funds to the account designated in writing by the Certificate Insurer, the Premium Amount and any overdue Premium Amount, plus accrued interest on any overdue Premium Amount at the Late Payment Rate, such amount to be paid from Available Funds (after giving effect to the application of Available Funds described in clauses (i) and (ii) above);

               (iv) to the Certificate Insurer, by wire transfer of immediately available funds to the account designated in writing by the Certificate Insurer, the Reimbursement Amount, if any, then owed to the Certificate Insurer, such amount to be paid from Available Funds (after giving effect to the application of Available Funds described in clauses
     (i), (ii) and (iii) above);

               (v) to the Class B Certificateholders, pro rata, the Class B Monthly Interest and any unpaid Class B Interest Carryover Shortfall, such amount to be paid from Available Funds (after giving effect to the application of Available Funds described in clauses (i), (ii), (iii) and
     (iv) above); and if such Available Funds are insufficient, the

     Class B Certificateholders shall receive such deficiency from any monies deposited into the Certificate Account from the Reserve Account (after giving effect to the application of such monies described in clause (ii) above);

               (vi) to the Class A Certificateholders, pro rata, the Class A Monthly Principal and any unpaid Class A Principal Carryover Shortfall, such amount to be paid from Available Funds (after giving effect to the application of Available Funds described in clauses (i), (ii), (iii), (iv) and (v) above); and if such Available Funds are insufficient the Class A Certificateholders shall receive such deficiency from any monies deposited into the Certificate Account from the Reserve Account (after giving effect to the application of such monies described in clauses (ii) and (v) above), and, if such amounts are still insufficient, from any Insured Payment in respect of the Deficiency Amount to the extent of the Insured Class A Principal Insufficiency Amount;

               (vii) to the Reserve Account, the Reserve Account Deposit Amount for such Distribution Date, such amount to be paid from Available Funds (after giving effect to the Application of Available Funds described in clauses (i), (ii), (iii), (iv), (v) and (vi) above);

               (viii) to the Class B Certificateholders, pro rata, the Class B Monthly Principal and any unpaid Class B Principal Carryover Shortfall (other than the portion thereof equal to the Class B Retained Principal for such Distribution Date), such amount to be paid from Available Funds (after giving effect to the application of Available Funds described in clauses
     (i), (ii), (iii), (iv), (v), (vi) and (vii) above);

               (ix) to the Reserve Account, the amount of any Class B Monthly Deficiency Interest and any unpaid Class B Deficiency Interest Carryover Shortfall for such Distribution Date (to the extent such amounts exceed the Class B Reserve Account Investment Earnings for such Distribution Date), such amount to be paid from Available Funds (after giving effect to the application of Available Funds described in clauses (i), (ii), (iii), (iv),
     (v), (vi), (vii) and (viii) above); and

               (x) to the Seller or its designee, the aggregate amount remaining in the Certificate Account.

          If the Seller exercises the purchase option on any Distribution Date pursuant to Section 11.2, the Optional Purchase Price shall be deposited into the Certificate Account on the Determination Date related to such Distribution Date.

          On each Distribution Date, the Trustee shall apply or cause to be applied the sum of (A) Class B Reserve Account Investment Earnings for such Distribution Date, (B) the amount deposited into the Reserve Account specifically for the payment of Class B Monthly Deficiency Interest and any unpaid Class B Deficiency Interest Carryover Shortfall pursuant to clause (ix) of this Section 5.4(a), and (C) any surplus released from the Reserve Account pursuant to Section 5.6(a) in excess of the amount specified in clause (B) of this sentence, to the payment to the

Class B Certificateholders, pro rata, of the Class B Monthly Deficiency Interest and any unpaid Class B Deficiency Interest Carryover Shortfall for such Distribution Date.

          In making such distributions, the Trustee shall be entitled to rely upon (without investigation, confirmation or recalculation) all information and calculations contained in the Servicer's Certificate delivered to the Trustee pursuant to Section 4.9.

          (b) All monthly distributions to Certificateholders shall be made by wire transfer (if wiring instructions are received from the Certificateholders), or, in the absence of such instructions, by check mailed to each Certificateholder of record on the preceding Record Date at its address appearing on the Certificate Register, or by such other means as the Certificateholder and the Trustee shall agree. Payments to the Certificate Insurer or the Seller or its designee shall be made by wire transfer based on instructions received by the Trustee from such person. Notwithstanding the foregoing, the final payment on each Certificate shall be made only against the presentation and surrender of the Certificate at the office or agency then maintained by the Trustee.

          (c) Each Class A Certificateholder shall promptly notify the Trustee and the Certificate Insurer in writing upon the receipt of a nonappealable court order of a court having competent jurisdiction seeking to recover payments to Class A Certificateholders or the Trust as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code and shall enclose a copy of such order with such notice to the Trustee and the Certificate Insurer.

          (d) If the Servicer has failed to provide the Trustee with the notice required pursuant to Section 5.2, the Trustee may calculate Class A Monthly Interest and Class B Monthly Interest and apply funds, if any, in the Collection Account as of the last day of the prior Collection Period, plus in the case of the Class A Certificates any payments from the Certificate Insurer, to make a distribution of Class A Monthly Interest and Class B Monthly Interest to the Certificateholders.

          (e) Notwithstanding the reduction of the Certificate Principal Balance of any Class to zero, prior to the termination of the Trust and final distribution in respect of amounts payable on the Certificates of all Classes, any Interest Carryover Shortfall or Principal Carryover Shortfall with respect to such Class will continue as obligations of the Trust payable from Available Funds and funds deposited into the Certificate Account from the Reserve Account as provided in this Section 5.4.

SECTION 5.5  CERTIFICATE INSURANCE POLICY.

          (a) By 12:00 noon New York City time on each Determination Date the Trustee shall, based solely on the information set forth in the related Servicer's Certificate, determine the amount of Available Funds (including the Yield Maintenance Withdrawal Amount) and Reserve Account Withdrawal Amount available to pay Class A Monthly Interest, any unpaid Class

A Interest Carryover Shortfall, Class A Monthly Principal and any unpaid Class A Monthly Principal Carryover Shortfall with respect to the immediately following Distribution Date.

          (b) In the event that the Certificate Insurer does not make available to the Trustee in accordance with the terms of the Certificate Insurance Policy the sum of (i) the amount, if any, by which the sum of the Class A Monthly Interest and any unpaid Class A Interest Carryover Shortfall for any Distribution Date exceeds the sum of (A) the Available Funds available to pay such Class A Monthly Interest and Class A Interest Carryover Shortfall on such Distribution Date and (B) the Reserve Account Withdrawal Amount available to pay such amounts for such Distribution Date plus (ii) the Insured Class A Principal Insufficiency Amount for such Distribution Date (the "Deficiency Amount") by 12:00 p.m. New York City time on the third Business Day preceding the related Distribution Date (the "Claim Date"), the Trustee shall complete a Notice in the form of Exhibit A attached to the Certificate Insurance Policy and submit such notice to the Certificate Insurer no later than 12:00 p.m. New York City time on the Claim Date as a claim for an Insured Payment in an amount equal to such Deficiency Amount. The Notice shall specify the amount of the Insured Payment and shall constitute a claim for an Insured Payment pursuant to the Certificate Insurance Policy.

          (c) The Trustee shall report to the Seller and the Certificate Insurer with respect to the amounts then held in each Account held by the Trustee and the identity of the investments included therein, as the Seller or the Certificate Insurer may from time to time request. Without limiting the generality of the foregoing, the Trustee shall, at the request of the Seller or the Certificate Insurer, transmit promptly to the Certificate Insurer and the Seller copies of all accountings of receipts in respect of the Receivables furnished to it by the Servicer.

          (d) The Trustee shall (i) receive as attorney-in-fact of the Class A Certificateholders any Insured Payment from the Certificate Insurer and (ii) disburse the same to such Class A Certificateholders as set forth in Section
5.4. Insured Payments disbursed by the Trustee from proceeds of the Certificate Insurance Policy shall not be considered payment by the Trust with respect to the Class A Certificates for purposes of determining the rights of the Certificate Insurer, and the Certificate Insurer shall become the owner of such unpaid amounts due from the Trust in respect of Insured Payments as the deemed assignee of such Class A Certificateholders, as hereinafter provided. The Trust and the Trustee hereby agree on behalf of each Class A Certificateholder for the benefit of the Certificate Insurer that to the extent the Certificate Insurer pays Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Class A Certificateholders, the Certificate Insurer shall be subrogated to the rights of the Class A Certificateholders with respect to such Insured Payments, shall be deemed to the extent of the Insured Payments so made to be a Class A Certificateholder and shall receive future distributions until all such Insured Payments by the Certificate Insurer have been fully reimbursed, as described in the following paragraph. To evidence such subrogation, the Trustee shall note the Certificate Insurer's rights as subrogee on the Certificate Register upon receipt from the Certificate Insurer of proof of the payment of any Insured Payment, after making the distribution on any such future Distribution Date to the Class A Certificateholders other than to the Certificate Insurer.

          The Certificate Insurer shall be entitled to receive the related Reimbursement Amount pursuant to Section 5.4(a) with respect to each Insured Payment made by the Certificate Insurer. The Trustee hereby agrees on behalf of each Class A Certificateholder and the Trust for the benefit of the Certificate Insurer that it recognizes that to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Class A Certificateholders, or to the extent any Premium Amount or any interest thereon remains unpaid, as the case may be, the Certificate Insurer shall be entitled to receive the related Reimbursement Amount or Premium Amount or any interest thereon pursuant to Section 5.4(a). It is understood and agreed that the intention of the parties is that the Certificate Insurer shall not be entitled to reimbursement on any Distribution Date for amounts previously paid by it unless on such Distribution Date the Class A Certificateholders shall also have received the full amount of the Class A Monthly Interest and any unpaid Class A Interest Carryover Shortfall for such Distribution Date.

          (e) Each Class A Certificateholder which pays any Preference Amounts theretofore received by such Class A Certificateholder on account of such Class A Certificate will be entitled to receive reimbursement for such amounts from the Certificate Insurer in accordance with the terms of the Certificate Insurance Policy, but only after (i) delivering a copy to the Certificate Insurer of a final, nonappealable order (a "Preference Order") of a court having competent jurisdiction under the United States Bankruptcy Code demanding payment of such amount to the bankruptcy court and (ii) irrevocably assigning such Class A Certificateholder's claim with respect to such Preference Order to the Certificate Insurer in such form as is required by the Certificate Insurer. In no event shall the Certificate Insurer pay more than one Insured Payment in respect of any Preference Amount. Consequently, the Trustee shall not be entitled to reimbursement with respect to any Preference Order relating to the Class A Certificateholder's receipt of funds representing Insured Payments made by the Certificate Insurer in respect of such Distribution Date.

          The Trustee, for itself and on behalf of the Class A Certificateholders, agrees that the Certificate Insurer may at any time during the continuation of any proceeding relating to a Preference Order direct all matters relating to such Preference Order, including, without limitation, the direction of any appeal of any order relating to such Preference Order and the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated, to the extent of Insured Payments, to the rights of the Seller, the Servicer, the Trustee and each Class A Certificateholder in the conduct of any such preference claim, including, without limitation, all rights of any party to any adversarial proceeding or action with respect to any court order issued in connection with any such preference claim.

          (f) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Class A Certificate from moneys received under the Certificate Insurance Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Trustee.

          (g) The Certificate Insurer shall have the right to give participations in its rights under this Agreement and to enter into contracts of reinsurance with respect to the Certificate Insurance Policy; provided that no such grant of participation shall operate to relieve the Certificate Insurer of liability on the Certificate Insurance Policy, and provided further that no such participation or contract of reinsurance shall require the Servicer, the Trustee or the Seller to deal with any person other than the Certificate Insurer.

SECTION 5.6  RESERVE ACCOUNT AND YIELD MAINTENANCE ACCOUNT.

          (a) On the Closing Date, the Seller shall deposit the Reserve Initial Deposit into the Reserve Account. Amounts held from time to time in the Reserve Account shall be held by the Trustee for the benefit of the Seller, subject to the first priority security interest granted under Section 2.2 hereof to the Trustee, for the benefit of the Certificateholders and the Certificate Insurer, but the Reserve Account shall not be an asset of the Trust.

          The Seller may, from time to time after the date hereof, request each Rating Agency and the Certificate Insurer to approve a formula for determining the Specified Reserve Balance that is different from the formula set forth herein, which may result in a decrease in the amount of the Specified Reserve Balance or change the manner by which the Reserve Account is funded. Notwithstanding any other provision of this Agreement, if the Certificate Insurer consents and each Rating Agency then rating the Certificates notifies the Trustee, the Certificate Insurer and the Seller in writing that the use of any such new formula, and any decrease in the amount of the Specified Reserve Balance or change in the manner by which the Reserve Account is funded, will not result in the qualification, reduction or withdrawal of its then current rating of the Class A Certificates or the Class B Certificates, as applicable, then the Specified Reserve Balance will be determined in accordance with such new formula and this Agreement will be amended to reflect such new formula without the consent of any Certificateholder.

          On each Distribution Date (A) if the amount on deposit in the Reserve Account (excluding the Class B Retained Principal held in the Reserve Account and any amounts deposited into the Reserve Account specifically for the payment of Class B Monthly Deficiency Interest and any unpaid Class B Deficiency Interest Carryover Shortfall pursuant to Section 5.4(a)(ix)) is less than the Specified Reserve Balance, the Trustee shall, after payment of any amounts required to be distributed pursuant to clauses (i) through (vi) of Section 5.4(a), deposit in the Reserve Account the Reserve Account Deposit Amount as provided in clause (vii) of Section 5.4(a), (B) the Trustee shall, after payment of any amounts required to be distributed or deposited pursuant to clauses (i) through (viii) of Section 5.4(a), deposit in the Reserve Account (to the extent of funds available) the amount of any Class B Monthly Deficiency Interest and any unpaid Class B Monthly Deficiency Interest Shortfall as provided in clause
(ix) of Section 5.4(a), (C) the Trustee shall withdraw from the Reserve Account the Class B Reserve Account Investment Earnings and apply such amount as provided in Section 5.4(a), and shall distribute the remaining net investment earnings then on deposit therein to the Seller or its designee, and (D) if the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all other deposits thereto and withdrawals therefrom to be made on such Distribution Date) is greater than the Specified Reserve Balance, the Trustee shall distribute to the Class B Certificateholders, pro rata, an amount equal to any Class B Monthly Deficiency Interest and any unpaid Class B Deficiency Interest Carryover Shortfall for such Distribution Date (to the extent such amounts are not paid from Class B Reserve Account Investment Earnings for such Distribution Date) and the payment of principal in respect of the Class B Certificates (to the extent of Class B Retained Principal for such Distribution Date and any remaining unpaid Class B Monthly Principal and Class B Principal Carryover Shortfall), and any remaining amount shall be paid to the Seller or its designee on such Distribution Date.

          In addition to the application of funds described in the preceding paragraph, on the Distribution Date on which the Class A Certificates have been paid in full, and on each Distribution Date thereafter, funds in the Reserve Account shall be withdrawn from the Reserve Account and paid to the Class B Certificateholders, pro rata, in respect of all due and unpaid interest on and principal of the Class B Certificates.

          (b) On each Distribution Date, the Servicer shall instruct the Trustee (based on the information contained in the Servicer's Certificate delivered on the related Determination Date) to withdraw the Reserve Account Withdrawal Amount and other amounts described in Section 5.6(a) from the Reserve Account and deposit such amounts in the Certificate Account or apply such amounts as described in Section 5.6(a), as applicable.

          (c) On the Closing Date, the Seller shall deposit the Initial Yield Maintenance Amount into the Yield Maintenance Account. Amounts held from time to time in the Yield Maintenance Account shall be held by the Trustee for the benefit of the Seller, subject to the first priority security interest granted under Section 2.2 hereof to the Trustee, for the benefit of the Certificateholders and the Certificate Insurer, but the Yield Maintenance Account shall not be an asset of the Trust.

          On each Distribution Date (i) the Trustee shall withdraw the Yield Maintenance Withdrawal Amount from the Yield Maintenance Account and distribute such amount pursuant to Section 5.4(a) hereof, (ii) the Trustee shall withdraw from the Yield Maintenance Account the net investment earnings then on deposit therein and distribute such amount to the Seller or its designee and (iii) if the amount then on deposit in the Yield Maintenance Account (after giving effect to all withdrawals therefrom to be made on such Distribution Date) is greater than the Yield Maintenance Amount, the Trustee shall distribute the amount of such excess to the Seller or its designee on such Distribution Date.

          (d) Amounts properly received by the Servicer, or by the Seller or its designee, pursuant to this Agreement shall not be available to the Trustee or the Trust for the purpose of making deposits to the Reserve Account, or making payments to the Certificateholders, nor shall the Servicer, or the Seller or its designee, be required to refund any amount properly received by it. Amounts properly received by the Class B Certificateholders pursuant to this Agreement shall not be available to the Trustee or the Trust for the purpose of making deposits to the Reserve Account, or making payments to the Class A Certificateholders, nor shall the Class B Certificateholders be required to refund any amount properly received by them.

          (e) In the event of any prepayment received on a Receivable during the related Collection Period the Trustee shall, on or prior to each Distribution Date, withdraw from the Reserve Account and deposit in the Collection Account an amount equal to the difference between (x) 30 days' interest at an interest rate at the related APR on the Principal Balance of such Receivable as of the first day of the related Collection Period and (y) the interest actually paid by the Obligor with respect to the Receivable during such Collection Period (such amount, "Compensating Interest"). In the event the funds in the Reserve Account are insufficient to fund Compensating Interest, the portion of such insufficiency allocable to the Class A Certificates shall be covered by drawings under the Certificate Insurance Policy.

SECTION 5.7  STATEMENTS TO CERTIFICATEHOLDERS.

          On each Distribution Date, the Trustee shall mail or send by facsimile to the Certificateholders, the Rating Agencies and the Certificate Insurer a statement, based on information in the Servicer's Certificate furnished to the Trustee by the Servicer pursuant to Section 4.9, setting forth for the Collection Period relating to such Distribution Date the following information (which in the case of items (i), (ii), (iii) and (x) shall be based on a Certificate in a principal amount of $1,000):

               (i) the amount of the distribution allocable to principal of each Class of Certificates, including any overdue principal;

               (ii) the amount of the distribution allocable to interest of each Class of Certificates, including any overdue interest;

               (iii)  the Monthly Servicing Fee and the Monthly Trustee's Fee;

               (iv)   the amount of any Insured Payments;

               (v) the amount of Interest and Principal Carryover Shortfalls, if any, with respect to each Class of Certificates on such Distribution Date and the change in each such amount from the immediately preceding Distribution Date ;

               (vi) the remaining balance in the Reserve Account and in the Yield Maintenance Account, together with the Reserve Account Withdrawal Amount and the Yield Maintenance Withdrawal Amount, on such Distribution Date;

               (vii) the aggregate Net Losses on the Receivables for the related Collection Period;

               (viii) the Pool Balance and the Pool Factor of each Class as of the end of the related Collection Period;

               (ix) the aggregate Principal Balance of all Receivables which were delinquent 30 days or more as of the last day of the related Collection Period;

               (x) the Class A Certificate Principal Balance and the Class B Certificate Principal Balance (after giving effect to any distribution of principal in respect thereof made on such Distribution Date);

               (xi) amounts otherwise distributable to the Class B Certificateholders that are distributed to the Class A Certificateholders or deposited into the Reserve Account on such Distribution Date;

               (xii) the Delinquency Percentage relating to such Distribution Date;

               (xiii) the aggregate of all Purchase Amounts received on the related Determination Date;

               (xiv) the aggregate amount received with respect to Defaulted Receivables, including Liquidation Proceeds, during the related Collection Period; and

               (xv)   the Reimbursement Amount for such Distribution Date.

          Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of this Agreement, the Trustee shall mail, to each Person who at any time during such calendar year shall have been a Certificateholder, a statement containing the sum of the amounts determined in clauses (i), (ii) and (iii) with respect to the applicable Class for such calendar year or, in the event such Person shall have been a Certificateholder during a portion of such calendar year, for the applicable portion of such year, unless substantially comparable information has been provided to such Certificateholder, for the purposes of such Certificateholder's preparation of federal income tax returns.

                                  ARTICLE VI

                               THE CERTIFICATES.

SECTION 6.1 THE CERTIFICATES.

          (a) The Class A Certificates and the Class B Certificates shall be substantially in the form attached hereto as Exhibit B-1 and Exhibit B-2, respectively. The Class A Certificates shall be issued in denominations of $1,000 and integral multiples thereof; the Class B Certificates shall be issued in denominations of $500,000 and integral multiples of $100,000 in excess thereof; provided, however, that one Class A Certificate may be issued in a denomination that includes any remaining portion of the Original Class B Certificate Principal Balance. The Certificates shall be executed on behalf of the Trust by manual signature of a Responsible Officer of the Trustee. Certificates bearing the signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

          (b) The Certificates are pass-through securities having the rights described therein and herein. Notwithstanding references herein or therein with respect to the Certificates as to "principal" and "interest" no debt of any Person is represented thereby, nor are the Certificates or the underlying Receivables guaranteed by any Person (except that the Receivables may be recourse to the Obligors thereof to the extent permitted by law and except for the rights of the Trustee with respect to the Certificate Insurance Policy). Distributions on the Certificates are payable solely from payments received on or with respect to the Receivables, from moneys in the Collection Account and the Certificate Account, from earnings on moneys and the proceeds of property held as a part of the Trust and, upon the occurrence of certain events as herein provided, from draws on the Reserve Account and the Yield Maintenance Account and, with respect to the Class A Certificates, claims under the Certificate Insurance Policy, in each case to the extent provided herein. Each Certificate entitles the Certificate Owner thereof to receive monthly on each Distribution Date a specified portion of such payments with respect to the Receivables, earnings, proceeds and withdrawals from the Reserve Account and the Yield Maintenance Account and, with respect to the Class A Certificates, claims under the Certificate Insurance Policy, pro rata in accordance with the ownership interest of such Certificate Owner; provided, however that Certificate Owners shall not be entitled to earnings on the Yield Maintenance Account or the Reserve Account except that the Class B Certificateholders shall be entitled to the Class B Reserve Account Investment Earnings.

SECTION 6.2    AUTHENTICATION OF CERTIFICATES.

          The Trustee shall cause the Certificates to be executed on behalf of the Trust, authenticated, and delivered to or upon the written order of the Seller, signed by its chairman of the board, any vice chairman of the board, its president, any executive vice president, any senior vice president or any vice president, without further corporate action by the Seller, in authorized denominations, pursuant to this Agreement. No Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication, substantially as set forth in the form of Class A Certificate attached as Exhibit B-1 hereto or form of Class B Certificate attached as Exhibit B-2 hereto, as applicable, executed by the Trustee by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

SECTION 6.3    REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

          (a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 6.7, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall be the initial Certificate Registrar. In the event that, subsequent to the Closing Date, the Trustee notifies the Servicer and the Certificate Insurer that it is unable to act as Certificate Registrar, the Servicer shall appoint another bank or trust company, having an office or agency located in the Borough of Manhattan, The City of New York, agreeing to act in accordance with the provisions of this Agreement applicable to it, and otherwise acceptable to the Trustee and the Certificate Insurer, to act as successor Certificate Registrar under this Agreement.

          (b) Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute, authenticate, and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class in authorized denominations of a like aggregate amount dated the date of authentication by the Trustee. At the option of a Holder, Certificates may be exchanged for other Certificates of the same Class of authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the Corporate Trust Office.

          (c) Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder or his or her attorney duly authorized in writing. Each Certificate surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee.

          (d) No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          (e) Each purchaser of a Class A Certificate or of a beneficial interest therein that is a Plan (as defined in Section 6.3(g)) or that is using the "plan assets" (as defined in regulations issued by the Department of Labor) of a Plan shall be deemed to have represented and warranted, by accepting such Certificate or beneficial interest, that such purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

          (f) Transfer of the Class B Certificates or any beneficial interest therein shall be subject to the further conditions specified in Section 6.3(g),
(h) and (i).

          (g) No purchase or transfer of a Class B Certificate or beneficial interest therein shall be made unless the Trustee shall have received a representation from the purchaser or the transferee thereof substantially in the form of Exhibit G to the effect that such purchaser or transferee is an "accredited investor" as defined in Rule 501(a) under the Securities Act and is a QIB purchasing for its own account, and to the effect that such purchaser or transferee (A) is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code (a "Plan"), nor a Person acting on behalf of a Plan nor, except in the case of an "insurance company general account" (as defined below), using the plan assets of a Plan to effect such purchase or transfer, and (B) is not an insurance company purchasing a Class B Certificate or beneficial interest therein with funds contained in an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) as to which there is a Plan with respect to which the amount of such general account's reserves and liabilities for the contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(l) of PTCE 95-60) or by the same employee organization exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTCE 95-60) at the date of acquisition.

With respect to a Class B Certificate that is a Book-Entry Certificate, the representations contained in the preceding sentence shall be deemed to have been made to the Trustee by the transferee's (including an initial acquiror's) acceptance of a beneficial interest in the Class B Certificates. Notwithstanding anything else to the contrary herein, any purported transfer of a Class B Certificate or a beneficial interest therein to or on behalf of an employee benefit plan subject to ERISA or to the Code or a person acting on behalf of a Plan or using the assets of a Plan to effect such transfer or to an insurance company purchasing with funds from a general account not exempt pursuant to PTCE 95-60 shall be void and of no effect.

          (h) To the extent permitted under applicable law (including, but not limited to ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any Class B Certificate or any interest therein that is in fact not permitted by Section 6.3(g) or for making any payments due on such Certificate to the Holder or beneficial owner thereof or taking any other action with respect to such Holder or beneficial owner under the provisions of this Agreement provided that such transfer was registered by the Certificate Registrar in accordance with the foregoing requirements.

          (i) The Class B Certificate, this Agreement and related documents may be amended or supplemented from time to time to modify restrictions on and procedures for resale and other transfer of the Class B Certificates or any beneficial interest therein to reflect any change in applicable law or regulation (or the interpretation thereof) or practices relating to the resale or transfers of restricted securities generally.

SECTION 6.4    MUTILATED, DESTROYED, LOST, OR STOLEN CERTIFICATES.

          If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss, or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar or the Trustee and to the Certificate Insurer such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser other than the Person who requested a replacement Certificate, the Trustee on behalf of the Trust shall execute and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost, or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section 6.4, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 6.4 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

SECTION 6.5    PERSONS DEEMED OWNERS.

          Prior to registration of transfer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate shall be registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.4 and for all other purposes whatsoever, and neither the Trustee, the Certificate Insurer nor the Certificate Registrar shall be bound by any notice to the contrary.

SECTION 6.6    ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESS.

          The Trustee shall furnish or cause to be furnished to the Servicer and the Certificate Insurer, within 15 days after receipt by the Trustee of a request therefor from such party in writing, a list, in such form as such party may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders, or one or more Holders of Certificates aggregating not less than 25% of the Certificate Principal Balance, apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application shall be accompanied by a copy of the communication that such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed to hold neither the Servicer nor the Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

SECTION 6.7    MAINTENANCE OF OFFICE OR AGENCY.

          The Trustee shall maintain an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially designates the Corporate Trust Office as specified in this Agreement as its office for such purposes. The Trustee shall give prompt written notice to the Servicer, the Certificate Insurer and Certificateholders of any change in the location of the Certificate Register or any such office or agency.

SECTION 6.8    BOOK-ENTRY CERTIFICATES.

          A Class of Certificates (other than a Certificate of such Class representing any residual portion of the Pool Balance as of the Cut-Off Date) may be issued upon original issuance, or subsequently reissued, in the form of typewritten Certificates of such Class representing the Book-Entry Certificates of such Class, to be delivered to The Depository Trust Company, the initial Clearing Agency, by the Seller or on its behalf. The Certificates of such Class shall initially be registered on the Certificate Register in the name of CEDE & Co., the nominee of the initial Clearing Agency, and no Certificate Owner of Certificates of such Class will receive a definitive certificate representing such Certificate Owner's interest in the Certificates of such Class, except as provided in Section 6.10. Unless and until definitive, fully registered Certificates ("Definitive Certificates") have been issued to Certificateholders of such Class pursuant to Section 6.10:

               (i) the provisions of this Section 6.8 shall be in full force and effect;

               (ii) the Seller, the Servicer and the Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes (including the making of distributions on the Certificates of such Class and the taking of actions by the Certificateholders of such Class) as the authorized representatives of the Certificate Owners of such Class;

               (iii) to the extent that the provisions of this Section 6.8 conflict with any other provisions of this Agreement, the provisions of this Section 6.8 shall control;

               (iv) the rights of Certificate Owners of Certificates of such Class shall be exercised only through the Clearing Agency (or to the extent such Certificate Owners are not Clearing Agency Participants through the Clearing Agency Participants through which such Certificate Owners own Book-Entry Certificates) and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders of such Class shall refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders of such Class shall refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered Holder of the Certificates of such Class, as the case may be, for distribution to Certificate Owners of such Class in accordance with the procedures of the Clearing Agency; and

               (v) pursuant to an agreement between the Clearing Agency and the Seller, the initial Clearing Agency will make Book-Entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Certificate Owners of such Class or their nominees.

SECTION 6.9    NOTICES TO CLEARING AGENCY.

          Whenever notice or other communication to the Certificateholders of a Class is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners of such Class pursuant to Section 6.10, the Trustee shall give to the Clearing Agency all such notices and communications specified herein to be given to Certificateholders of such Class.

SECTION 6.10   DEFINITIVE CERTIFICATES.

          (a) If (i)(A) the Servicer advises the Trustee in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as Clearing Agency with respect to a Class of Certificates, and
(B) the Trustee or the Servicer is unable to locate a qualified successor, (ii) the Servicer, at its option, elects to terminate the Book-Entry system through the Clearing Agency with respect to a Class of Certificates or (iii) after the occurrence of a Servicer Default, the Certificateholders of a Class representing in the aggregate not less than a majority of the Certificate Principal Balance of such Class advise the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a Book-Entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of such Class, the Trustee shall notify the Clearing Agency of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners of such Class requesting the same. Upon surrender to the Trustee by the Clearing Agency, accompanied by re-registration instructions from the Clearing Agency for registration and instructions and directions from the Servicer to execute and authenticate new Certificates of such Class, the Trustee shall issue authenticated Definitive Certificates of such Class. The Servicer shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. None of the Seller, the Servicer, the Trustee or the Certificate Insurer shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

          (b) Upon the issuance of Definitive Certificates of such Class, all references herein to obligations imposed upon or to be performed by the Clearing Agency with respect to the Certificates of such Class shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of the Definitive Certificates of such Class as Certificateholders of such Class hereunder.

SECTION 6.11   INITIAL ISSUANCE.

          The Class A Certificates (other than a Class A Certificate representing any residual portion of the Pool Balance as of the Cut-Off Date), upon original issuance, shall be issued as Book-Entry Certificates. The Class B Certificates, upon original issuance, shall be issued as Definitive Certificates.

                                  ARTICLE VII

                                  THE SELLER

SECTION 7.1    REPRESENTATIONS OF SELLER.

          The Seller makes the following representations on which the Trustee relies in accepting the Receivables in trust and executing and authenticating the Certificates and upon which the Certificate Insurer relies in executing and delivering the Certificate Insurance Policy. The representations speak as of the Closing Date and shall survive the sale of the Receivables to the Trustee.

               (i) DUE ORGANIZATION AND GOOD STANDING. The Seller shall have been duly organized and shall be validly existing as a federal savings bank in good standing under the laws of the United States of America, with the corporate power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall have, the corporate power and authority and legal right to acquire and own the Receivables.

               (ii) DUE QUALIFICATION. The Seller shall be duly qualified to do business as a foreign corporation in good standing, and shall have obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, except where the failure to be so qualified or to have obtained such licenses or approvals would not have a material adverse effect on the transactions contemplated by this Agreement.

               (iii) POWER AND AUTHORITY. The Seller shall have the corporate power and authority to execute and deliver this Agreement and to carry out its terms, the Seller shall have full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trustee as part of the Trust and shall have duly authorized such sale and assignment to the Trustee by all necessary corporate action; and the execution, delivery, and performance of this Agreement shall have been duly authorized by the Seller by all necessary corporate action.

               (iv) VALID SALE; BINDING OBLIGATIONS. This Agreement shall evidence a valid sale, transfer, and assignment of the Receivables, enforceable against creditors of and purchasers from the Seller; and shall be a legal, valid, and binding obligation of the Seller enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights or other obligees' rights in general or the rights of creditors or obligees of federally chartered stock savings banks, the deposits of which are insured by the FDIC, and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

               (v) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the charter or by-laws of the Seller, or any indenture, agreement, or other instrument to which the Seller is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument (other than this Agreement); nor violate any law or, to the best of the Seller's knowledge, any order, rule, or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties.

               (vi) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Seller's best knowledge, threatened before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties (A) asserting the invalidity of this Agreement or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement,
     (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or the Certificates, or (D) which might adversely affect the federal income tax attributes of the Certificates.

               (vii) NO CONSENT REQUIRED. The Seller is not required to obtain the consent of any other Person or any consent, license, approval or authorization of, or make any registration or declaration with, any governmental authority or agency in connection with the execution, delivery and performance of this Agreement (except as have been obtained), other than as may be required under the Blue Sky laws of any state or the Securities Act.

               (viii) NO INSOLVENCY. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby were not made in contemplation of the insolvency of the Seller or after the commission of any act of insolvency by the Seller.

               (ix) NOT AN INVESTMENT COMPANY. The Trust is not required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

               (x) OFFICIAL RECORD. This Agreement and all other documents related hereto to which the Seller is a party have been approved by the Seller's board of directors, which approval is reflected in the minutes of such board, and shall continuously from the time of each such document's execution, be maintained as an official record of the Seller.

SECTION 7.2    LIABILITY OF SELLER.

          The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken and the representations made by the Seller under this Agreement.

SECTION 7.3    MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF
               THE OBLIGATIONS OF THE SELLER.

          Any Person (a) into which the Seller may be merged or consolidated,
(b) which may result from any merger or consolidation to which the Seller shall be a party, or (c) which may succeed to the properties and assets of the Seller substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, that (x) the Seller shall have delivered to the Trustee and the Certificate Insurer an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, or succession and such agreement of assumption comply with this Section 7.3, and (y) all conditions precedent, if any, provided for in this Agreement relating to such merger, consolidation or succession have been complied with. Notwithstanding the above, no such transaction shall result in the Seller becoming subject to the provisions of the United States Bankruptcy Code or similar laws of any State. The Seller or its successor hereunder shall provide the Trustee, the Servicer, the Certificate Insurer and the Rating Agencies with prompt notice of any such transaction.

SECTION 7.4    LIMITATION ON LIABILITY OF CERTAIN PERSONS OF SELLER.

          No recourse under or upon any obligation or covenant of this Agreement, or of any Certificate or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director as such, of the Seller or of any successor corporation, either directly or through the Seller, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise. This Agreement and the obligations created hereunder are solely corporate obligations, and no personal liability whatever shall attach to, or is or shall be incurred by the incorporators, shareholders, officers or directors, as such, of the Seller, or any of them, because of the issuance of the Certificates, or under or by reason of the obligations, covenants or agreements contained in this Agreement or in any of the Certificates or implied therefrom. Any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the issuance of the Certificates, or under or by reason of the obligations, covenants or agreements contained in this Agreement or in any of the Certificates or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Agreement and the issuance of the Certificates. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                                 ARTICLE VIII

                                 THE SERVICER

SECTION 8.1    REPRESENTATIONS OF SERVICER.

          The Servicer makes the following representations on which the Trustee relies in accepting the Receivables in trust and executing and authenticating the Certificates and upon which the Certificate Insurer relies in executing and delivering the Certificate Insurance Policy. The representations speak as of the Closing Date and shall survive the sale of the Receivables to the Trustee.

          (i) DUE ORGANIZATION AND GOOD STANDING. The Servicer shall have been duly organized and shall be validly existing as a federal savings bank in good standing under the laws of the United States of America, with the corporate power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall have, the corporate power and authority and legal right to acquire, own, sell, and service the Receivables and to hold the Receivable Files as custodian on behalf of the Trustee.

          (ii) DUE QUALIFICATION. The Servicer shall be duly qualified to do business as a foreign corporation in good standing, and shall have obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) shall require such qualifications, except where the failure to be so qualified or to have obtained such licenses or approvals would not have a material adverse effect on the transactions contemplated by this Agreement and would not render any Receivable unenforceable by the Trustee on behalf of the Certificateholders and the Certificate Insurer.

          (iii) POWER AND AUTHORITY. The Servicer shall have the corporate power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery, and performance of this Agreement shall have been duly authorized by the Servicer by all necessary corporate action.

          (iv) BINDING OBLIGATIONS. This Agreement shall constitute a legal, valid, and binding obligation of the Servicer enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' or other obligees' rights in general or the rights of creditors or obligees of federally chartered stock savings banks, the deposits of which are insured by the Federal Deposit Insurance Corporation, and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

          (v) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the charter or by-laws of the Servicer, or any indenture, agreement, or other instrument to which the Servicer is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument (other than this Agreement); nor violate any law or, to the best of the Servicer's knowledge any order, rule, or regulation applicable to the Servicer of any court or of any federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties.

          (vi) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Servicer's best knowledge, threatened before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties (A) asserting the invalidity of this Agreement or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or the Certificates, or (D) which might adversely affect the federal income tax attributes of the Certificates.

SECTION 8.2    LIABILITIES OF SERVICER, INDEMNITIES.

     (a) The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken and the representations made by the Servicer under this Agreement, including its duties as custodian of the Receivable Files.

          (i) The Servicer, except as set forth in this Section 8.2, shall not be under any liability to the Trust or the Certificateholders for taking any action or for refraining from taking any action pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer against any liability which would otherwise be imposed upon the Servicer by reason of its willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties as Servicer hereunder.

          (ii) The Servicer shall indemnify, defend, and hold harmless the Trustee, its officers, directors, agents and employees, the Trust, the Certificateholders and the Certificate Insurer from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership or operation by the Servicer or any affiliate thereof of a Financed Vehicle; provided, that the Servicer shall have no obligation to indemnify any Person against any credit losses on any Receivable serviced by the Servicer in accordance with the requirements of this Agreement.

          (iii) The Servicer shall indemnify, defend and hold harmless the Trust, the Trustee and its officers, directors, employees and agents and the Certificate Insurer from and against any loss, liability, expense, damage or injury, including any judgment, award, settlement and other costs or expenses incurred in connection with the defense of any action, proceeding or claim, to the extent such loss, liability, expense, damage or injury arose out of, or was imposed upon such persons through, the willful misfeasance, bad faith or negligence of the Servicer in the performance of its duties or by reason of its reckless disregard of its obligations and duties as Servicer hereunder.

          (iv) The initial Servicer shall indemnify, defend and hold harmless the Trustee, its officers, directors, employees and agents from and against any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee or its officers, directors, employees or agents and arising out of or in connection with the acceptance or administration by the Trustee of this Trust, as applicable, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of the Trustee's powers or duties hereunder.

          (v) The Servicer shall defend, indemnify and hold harmless the Trust and the Trustee, its respective officers, directors, agents and employees, the Certificate Insurer and the Certificateholders from and against any taxes that may at any time be asserted against the Trust, the Trustee, the Certificate Insurer or the Certificateholders with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any personal property taxes asserted with respect to ownership of the Receivables, or federal or other income taxes arising out of distributions on the Certificates) and costs and expenses in defending against the same.

          Indemnification under this Section 8.2 shall include reasonable fees and expenses of counsel and expenses of litigation.

          Within a reasonable period after receipt by the Trustee, the Trust, the Certificate Insurer or the Certificateholders of notice of the commencement of any action with respect to which indemnification is sought under this Section 8.2, such party shall notify the Servicer in writing of the commencement thereof. In case any such action shall be brought, the Servicer shall be entitled to participate in and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the Servicer to the indemnified party of its election so to assume the defense thereof, the Servicer shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

          The Servicer shall not be liable for any settlement of any litigation or proceeding effected without the written consent of the Servicer (which shall not be unreasonably withheld). The indemnified party shall not, without the Servicer's written consent (which shall not be unrea-sonably withheld), settle or compromise any claim or consent to entry of any judgment which would impose an injunction or other equitable relief on the Servicer or which does not include as an unconditional term thereof the release by the claimant or the plaintiff of the Servicer from all liability in respect of such claim.

          The rights to indemnification under this Section 8.2 shall survive the termination, resignation or removal of the Servicer with respect to acts and omissions to act of the Servicer giving rise to such rights and occurring prior to such termination, resignation or removal. In addition, the rights to indemnification under this Section 8.2 shall survive the termination of the Trust.

SECTION 8.3    MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF
               THE OBLIGATIONS OF THE SERVICER.

          Any Person (a) into which the Servicer may be merged or consolidated,
(b) which may result from any merger or consolidation to which the Servicer shall be a party, or (c) which may succeed to the properties and assets of the Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer hereunder, shall be the successor to the Servicer under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement; provided, however, that (x) the Servicer shall have delivered to the Trustee and the Certificate Insurer an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section
8.3 and (y) all conditions precedent, if any, provided for in this Agreement relating to such merger, consolidation or succession have been complied with. The Servicer or its successor hereunder shall provide the Trustee, the Seller, the Certificate Insurer and the Rating Agencies with prompt notice of any such transaction.

SECTION 8.4    LIMITATION ON LIABILITY OF CERTAIN PERSONS OF SERVICER.

          No recourse under or upon any obligation or covenant of this Agreement, or of any Certificate or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director as such, of the Servicer or of any successor corporation, either directly or through the Servicer, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise. This Agreement and the obligations created hereunder are solely corporate obligations, and no personal liability whatever shall attach to, or is or shall be incurred by the incorporators, shareholders, officers or directors, as such, of the Servicer, or any of them, because of the issuance of the Certificates, or under or by reason of the obligations, covenants or agreements contained in this Agreement or in any of the Certificates or implied therefrom. Any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the issuance of the Certificates, or under or by reason of the obligations, covenants or agreements contained in this Agreement or in any of the Certificates or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this

Agreement and the issuance of the Certificates. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person
                     ----- -----
respecting any matters arising hereunder.

          Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement (collection actions with respect to Defaulted Receivables are understood to be incidental to the Servicer's duties to service the Receivables), and that in its opinion may involve it in any expense or liability.

SECTION 8.5    SERVICER NOT TO RESIGN.

          The Servicer shall not resign from its obligations and duties under this Agreement except upon determination that the performance of its duties shall no longer be permissible under applicable law (any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Certificate Insurer). Notice of any such determination permitting the resignation of the Servicer, shall be communicated to the Trustee, the Certificate Insurer and the Rating Agencies at the earliest practicable time and any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee concurrently with such notice. No such resignation shall become effective until the Trustee or other successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 9.2.

SECTION 8.6    DELEGATION OF DUTIES.

          The Servicer may at any time delegate any duties hereunder to any Person, including, without limitation, the Sub-Servicer, who agrees to conduct such duties in accordance with this Agreement; provided, however, that the Servicer may not delegate its duties as custodian except (i) with the consent of the Certificate Insurer, or (ii) as provided in Sections 3.3 and 3.4 of this Agreement. Such delegation shall not relieve the Servicer of its responsibilities and liabilities with respect to such duties, and shall not constitute a resignation within the meaning of Section 8.5.

                                  ARTICLE IX

                                    DEFAULT

SECTION 9.1    SERVICER DEFAULT.

          If any one of the following events ("Servicer Default") shall occur and be continuing:

          (i) any failure by the Servicer to deliver to the Trustee on or before the Determination Date the Servicer's Certificate for the related Collection Period or to deliver to the Trustee for distribution to the Certificateholders any proceeds or payment required to be so delivered under the terms of this Agreement that shall continue unremedied for a period of more than three Business Days after written notice from (x) the Trustee or the Holders of Certificates evidencing not less than 25% of the Certificate Principal Balance (which notice shall be consented to by the Certificate Insurer), or (y) the Certificate Insurer is received by the Servicer as specified in this Agreement; or

          (ii) any failure on the part of the Servicer or the Seller duly to observe or to perform in any material respect any other covenants or agreements of the Servicer or the Seller, as the case may be, set forth in the Certificates or in this Agreement, which failure shall (a) materially and adversely affect the rights of the Certificateholders (determined without regard to the availability of the Certificate Insurance Policy) and
     (b) continue unremedied for a period of more than 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (x) to the Servicer or the Seller, as the case may be, by the Trustee (which notice is consented to by the Certificate Insurer), (y) to the Servicer or the Seller, as the case may be, and to the Trustee by the Holders of Certificates evidencing not less than 25% of the Certificate Principal Balance (which notice shall be consented to by the Certificate Insurer), or (z) to the Servicer or the Seller, as the case may be, by the Certificate Insurer; or

          (iii) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, or liquidator for the Servicer in any insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (iv) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the admission by the Servicer in writing of its inability to pay its debts generally as they become due, the filing by the Servicer of a petition to take advantage of any applicable insolvency or reorganization statute, the making by the Servicer of an assignment for the benefit of its creditors, or the voluntary suspension by the Servicer of payment of its obligations;

then, and in each and every case, so long as such Servicer Default shall not have been remedied, (x) the Trustee or the Majority Certificateholders, in either case with the consent of the Certificate Insurer, or (y) the Certificate Insurer, by notice then given in writing to the Servicer (and to the Trustee if given by the Certificate Insurer or the Certificateholders), may terminate all of the rights and obligations of the Servicer under this Agreement.

          On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Receivables or otherwise, shall, without further action, pass to and be vested in the Trustee or such successor Servicer as may be appointed under Section 9.2 pursuant to and under this Section 9.1; and, without limitation, the Servicer, the Trustee or such other successor Servicer, as the case may be, is hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise; provided, however, that the Trustee or any successor Servicer shall not be liable for any acts, omissions or obligations of the Servicer prior to such succession. The predecessor Servicer shall cooperate with the successor Servicer and the Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer of electronic records related to the Receivables or such form as the successor Servicer may reasonably request and the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received with respect to a Receivable. The Trustee shall give the Rating Agencies and the Certificate Insurer notice of any termination of the Servicer pursuant to the terms of this Section 9.1.

SECTION 9.2    APPOINTMENT OF SUCCESSOR

     (a)  Upon the Servicer's receipt of notice of termination pursuant to
Section 9.1 or the Servicer's resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (x) the date 45 days from the delivery to the Trustee and the Certificate Insurer of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Servicer's resignation or termination hereunder, the Trustee shall, with the consent of the Certificate Insurer, appoint a successor Servicer acceptable to the Certificate Insurer, and the successor Servicer shall accept its appointment by a written assumption in form acceptable to the Trustee. In the event that a successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section 9.2, the Trustee without further action shall automatically be appointed the successor Servicer; provided, however, that the Trustee shall not be liable for any acts, omissions or obligations of the Servicer prior to such succession. Notwithstanding the above, the Trustee shall, if it shall be legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established financial institution reasonably acceptable to the Certificate Insurer, having a net worth of not less than $50,000,000 and whose regular business shall include the servicing of automotive receivables, as the successor to the Servicer under this Agreement.

     (b) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties, and liabilities aris-ing thereafter relating thereto placed on the predecessor Servicer, and shall be entitled to all of the rights granted to the predecessor Servicer, by the terms and provisions of this Agreement.

     (c) In connection with such appointment, the Trustee may make such arrangements for the compensation of a successor Servicer out of payments on Receivables as it and such successor Servicer shall agree; provided, however, that no such compensation shall be in excess of that permitted the original Servicer under this Agreement. The Trustee and such successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

          The Servicer shall cooperate with the successor Servicer in effecting the transfer of the rights and responsibilities of the Servicer under this Agreement.

SECTION 9.3    NOTIFICATION TO CERTIFICATEHOLDERS.

          Upon any notice of a Servicer Default or upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article IX, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, to the Rating Agencies and to the Certificate Insurer.

SECTION 9.4    WAIVER OF PAST DEFAULTS.

          The Certificate Insurer or, provided they have obtained the prior consent of the Certificate Insurer, the Majority Certificateholders may, on behalf of all Holders of Certificates, waive any default by the Servicer or the Seller in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from the Certificate Account in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 9.5    EFFECT OF SERVICER DEFAULT ON SUB-SERVICER.

          Any removal of the Servicer pursuant to this Article IX shall ipso facto constitute a removal of the Sub-Servicer.

                                   ARTICLE X

                                  THE TRUSTEE

SECTION 10.1   DUTIES OF TRUSTEE.

          The Trustee, both prior to and after the occurrence of a Servicer Default, shall undertake to perform such duties as are specifically set forth in this Agreement. If an Servicer Default shall have occurred and shall not have been cured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and shall use the same degree of care and skill in their exercise, as a prudent man or woman would exercise or use under the circumstances in the conduct of his or her own affairs; provided, however, that if the Trustee shall assume the duties of the Servicer pursuant to
Section 9.2, the Trustee in performing such duties shall use the degree of skill and attention customarily exercised by a servicer with respect to automobile receivables that it services for itself or others.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that shall be specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform as to form to the requirements of this Agreement.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own bad faith; provided, however, that:

          (i) prior to the occurrence of an Servicer Default, and after the curing of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as shall be specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, or manifest error, the Trustee may conclusively rely on the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee shall have been negligent in ascertaining the pertinent facts;

          (iii) the Trustee shall not be liable with respect to any action taken, suffered, or omitted to be taken in good faith in accordance with this Agreement or at the direction of the Certificate Insurer or the Holders of Certificates evidencing not less than 25% of the Certificate Principal Balance with the consent of the Certificate Insurer relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

          (iv) the Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in clause (i) or (ii) of Section 9.1, or of any failure by the Seller to comply with the obligations of the Seller referred to in clause (ii) of
     Section 9.1, unless a Responsible Officer of the Trustee has actual knowledge or receives written notice of such failure (it being understood that knowledge of the Servicer or the Servicer as custodian, in its capacity as agent for the Trustee, is not attributable to the Trustee) from the Servicer, the Seller or the Certificate

     Insurer, as the case may be, or the Holders of Certificates evidencing not less than 25% of the Certificate Principal Balance; and

          (v) without limiting the generality of this Section 10.1 or Section 10.4, the Trustee shall have no duty (i) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement evidencing a security interest in the Receivables or the Financed Vehicles, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment, or other governmental charge or any Lien or encumbrance of any kind owing with respect to, or assessed or levied against, any part of the Trust, (iv) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties, or (v) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance or observance of any of the Seller's or the Servicer's representations, warranties or covenants or the Servicer's duties and obligations as Servicer and as custodian of the Receivable Files under this Agreement.

          The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability shall not be reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers, and privileges of, the Servicer in accordance with the terms of this Agreement.

SECTION 10.2   TRUSTEE'S CERTIFICATE.

          On or as soon as practicable after each Distribution Date on which Receivables shall be (i) assigned to the Seller pursuant to Section 3.2 or 11.2 or (ii) assigned to the Servicer pursuant to Section 4.2 or 4.7, the Trustee shall execute a Trustee's Certificate, substantially in the form of, in the case of an assignment to the Seller, Exhibit C, or, in the case of an assignment to the Servicer, Exhibit D, based on the information contained in the Servicer's Certificate for the related Collection Period, amounts deposited to the Certificate Account, and notices received pursuant to this Agreement, identifying the Receivables repurchased by the Seller pursuant to Section 3.2 or
11.2 or purchased by the Servicer pursuant to Section 4.2 or 4.7 with respect to such Collection Period, and shall deliver such Trustee's Certificate, accompanied by a copy of the Servicer's Certificate for such Collection Period, to the Seller or the Servicer, as the case may be, with a copy to the Certificate Insurer. The Trustee's Certificate shall be an assignment pursuant to Section 10.3.

SECTION 10.3  TRUSTEE'S ASSIGNMENT OF PURCHASED RECEIVABLES.

          With respect to each Receivable repurchased by the Seller pursuant to
Section 3.2 or 11.2 or purchased by the Servicer pursuant to Section 4.2 or 4.7, the Trustee shall assign, on the day on which the Trustee receives payment for such Receivable, effective as of the last day of the Collection Period during which such Receivable became subject to repurchase by the Seller or purchase by the Servicer, without recourse, representation, or warranty, to the Seller or the Servicer (as the case may be) all the Trustee's right, title, and interest in and to such Receivables, and all security and documents relating thereto, and all proceeds thereof, such assignment being an assignment outright and not for security. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce the Receivable, the Trustee shall, at the Servicer's expense, take such steps as the Trustee deems necessary to enforce the Receivable, including bringing suit in its name or the name of the Certificateholders.

SECTION 10.4  CERTAIN MATTERS AFFECTING THE TRUSTEE.

          Except as otherwise provided in Section 10.1:

          (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, Servicer's Certificate, certificate of auditors, or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

          (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such Opinion of Counsel.

          (iii) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct, or defend any litigation under this Agreement or in relation to this Agreement, at the request, order, or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses, and liabilities that may be incurred therein or thereby; nothing contained in this Agreement, however, shall relieve the Trustee of the obligations, upon the occurrence of an Servicer Default (that shall not have been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man or woman would exercise or use under the circumstances in the conduct of his or her own affairs.

          (iv) The Trustee shall not be liable for any action taken, suffered, or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

          (v) Prior to the occurrence of an Servicer Default and after the curing of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, or other paper or document, unless requested in writing to do so by the Holders of Certificates evidencing not less than 25% of the Certificate Principal Balance or the Certificate Insurer; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses, or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense, or liability as a condition to so proceeding. Nothing in this clause (v) shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors.

          (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties under this Agreement either directly or by or through agents or attorneys or a custodian and shall not be liable for the negligence of any such agents, attorneys or custodians appointed with due care. The Trustee shall not be responsible for any misconduct or negligence solely attributable to the acts or omissions of the Servicer in its capacity as Servicer or custodian.

          (vii) Subsequent to the sale of the Receivables by the Seller to the Trustee, the Trustee shall have no duty of independent inquiry, except as may be required by Section 10.1, and the Trustee may rely upon the representations and warranties and covenants of the Seller and the Servicer contained in this Agreement with respect to the Receivables and the Receivable Files.

SECTION 10.5  TRUSTEE NOT LIABLE FOR CERTIFICATES OR RECEIVABLES.

          The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller or the Servicer, as the case may be, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall make no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates), or of any Receivable or related document. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity, and enforceability of any security interest in any Financed Vehicle or any Receivable, or the perfection and priority of such a security interest or the maintenance of any such perfection and priority, or for or with respect to the efficacy of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation, the existence, condition, location, and ownership of any Financed Vehicle;

the existence and enforceability of any physical damage insurance, theft insurance, vendor's single interest insurance, or credit life or disability and hospitalization insurance with respect to any Receivable; the existence and contents of any Receivable or any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Seller or the Servicer with any warranty or representation made under this Agreement or in any related document and the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof; any investment of monies by the Servicer or any loss resulting therefrom other than investments in obligations of or guaranteed by the Trustee (it being understood that the Trustee shall remain responsible for any Trust property that it may hold); the acts or omissions of the Seller, the Servicer, or any Obligor; any action of the Servicer taken in the name of the Trustee; or any action by the Trustee taken at the instruction of the Servicer; provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement. Except with respect to a claim based on the failure of the Trustee to perform its duties under this Agreement or based on the Trustee's negligence or willful misconduct, no recourse shall be had for any claim based on any provision of this Agreement, the Certificates, or any Receivable or assignment thereof against the Trustee in its individual capacity, the Trustee shall not have any personal obligation, liability, or duty whatsoever to any Certificateholder or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Trust or any indemnitor who shall furnish indemnity as provided in this Agreement. The Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller or the Servicer in respect of the Receivables. The Trustee shall not be responsible for any statement in any document prepared, executed or delivered in connection with the sale and issuance of the Certificates other than any such document prepared, executed or delivered by the Trustee in connection therewith on the Closing Date.

SECTION 10.6  TRUSTEE MAY OWN CERTIFICATES.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee.

SECTION 10.7  TRUSTEE'S FEES.

          The Trustee's fee for a Collection Period shall equal the Monthly Trustee's Fee. The Monthly Trustee's Fee will be paid from the funds of the Trust in accordance with Section 5.4.

SECTION 10.8  ELIGIBILITY REQUIREMENTS FOR TRUSTEE.

          The Trustee under this Agreement shall at all times be a corporation having an office in the same State as the location of the Corporate Trust Office as specified in this Agreement, or another state of the United States of America or the District of Columbia; and organized and doing business under the laws of such State, district or the United States of America; author-ized under such laws to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or State authorities; having a rating of its long-term debt obligations by Moody's of no less than Baa3; and reasonably satisfactory to the Certificate Insurer. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.8, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 10.8, the Trustee shall resign immediately in the manner and with the effect specified in Section 10.9.

SECTION 10.9  RESIGNATION OR REMOVAL OF TRUSTEE.

          The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer and the Certificate Insurer. Upon receiving such notice of resignation, the Servicer shall, with the consent of the Certificate Insurer, promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 10.8 and shall fail to resign after written request therefor by the Servicer or the Certificate Insurer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, or liquidation, then the Servicer or the Certificate Insurer may remove the Trustee. If it shall remove the Trustee under the authority of the immediately preceding sentence, the Servicer shall promptly appoint a successor Trustee that meets the eligibility requirements of Section 10.8 by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee.

          Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 10.9 shall not become effective without the consent of the Certificate Insurer and until acceptance of appointment by the successor Trustee pursuant to Section 10.10.

SECTION 10.10 SUCCESSOR TRUSTEE.

          Any successor Trustee appointed pursuant to Section 10.9 shall execute, acknowledge, and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed, or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all documents and statements held by it under this Agreement; and the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties, and obligations.

          No successor Trustee shall accept appointment as provided in this
Section 10.10 unless at the time of such acceptance such successor Trustee shall be eligible pursuant to Section 10.8.

          Upon acceptance of appointment by a successor Trustee pursuant to this
Section 10.10, the Servicer shall mail notice of the successor of such Trustee under this Agreement to all Holders of Certificates at their addresses as shown in the Certificate Register, to the Certificate Insurer and to the Rating Agencies. If the Servicer shall fail to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

SECTION 10.11 MERGER OR CONSOLIDATION OF TRUSTEE.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.8, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee or its successor hereunder shall provide the Servicer, the Certificate Insurer and the Rating Agencies with prompt notice of any such transaction.

SECTION 10.12 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

          Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Financed Vehicle may at the time be located, the Servicer and the Trustee with the consent of the Certificate Insurer acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person, in such capacity and for the benefit of the Certificateholders and the Certificate Insurer, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 10.12, such powers, duties, obligations, rights, and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case an Servicer Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eli-gibility as a successor Trustee pursuant to Section 10.8 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.10.

          Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (1) all rights, powers, duties, and obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee under this Agreement or as successor to the Servicer under this Agreement), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

               (2) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

               (3) the Servicer, the Trustee and the Certificate Insurer acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

          Any notice, request, or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and a copy thereof given to the Servicer and the Certificate Insurer.

          Any separate trustee or co-trustee may at any time appoint the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign, or be removed, all of its estates, properties, rights, remedies, and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

SECTION 10.13 REPRESENTATIONS AND WARRANTIES OF TRUSTEE.

          The Trustee shall make the following representations and warranties on which the Seller, the Certificate Insurer and Certificateholders may rely:

          (i) DUE ORGANIZATION AND GOOD STANDING. The Trustee is a national banking association duly organized, validly existing, and in good standing under the laws of the United States of America.

          (ii) POWER AND AUTHORITY. The Trustee has full power, authority, and legal right to execute, deliver, and perform this Agreement, and shall have taken all necessary action to authorize the execution, delivery, and performance by it of this Agreement.

          (iii) NO VIOLATION. The execution, delivery, and performance by the Trustee of this Agreement shall not violate any provision of any law governing the banking and trust powers of the Trustee or, to the best of the Trustee's knowledge, any order, writ, judgment, or decree of any court, arbitrator, or governmental authority applicable to the Trustee or any of its assets.

          (iv) NO PROCEEDINGS. The execution, delivery, and performance by the Trustee of this Agreement shall not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of any governmental authority or agency regulating the banking and corporate trust activities of the Trustee.

          (v) DULY EXECUTED. This Agreement shall have been duly executed and delivered by the Trustee and shall constitute the legal, valid, and binding agreement of the Trustee, enforceable in accordance with its terms.

                 (vi) SECURITIES INTERMEDIARY. The Trustee is a securities intermediary as defined under Article 8 of the Minnesota Uniform Commercial Code.

SECTION 10.14 TAX RETURNS.

          The Servicer shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and the Trustee shall promptly sign and file such returns. In no event shall the Trustee be liable for any liabilities, costs or expenses of the Trust or the Certificateholders under any tax law, including without limitation federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from a failure to comply therewith).

                                  ARTICLE XI

                                  TERMINATION

SECTION 11.1   TERMINATION OF THE TRUST.

          The respective obligations and responsibilities of the Seller, the Servicer, and the Trustee created hereby and the Trust created by this Agreement shall terminate upon the earlier of (i) the maturity or other liquidation of the last Receivable in accordance with the terms hereof and the disposition of any amounts received upon liquidation of any remaining Receivables in the Trust in accordance with the terms hereof, including the purchase as of the last day of any Collection Period by the Seller at its option, pursuant to Section 11.2, of the corpus of the Trust or (ii) the payment to Certificateholders and the Certificate Insurer of all amounts required to be paid to them pursuant to this Agreement; provided, however, that in no event shall the trust created by this Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the Court of St. James, living on the date of this Agreement. The Servicer shall promptly notify the Trustee and the Certificate Insurer of any prospective termination pursuant to this Section 11.1.

          Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not later than the first day of the month in which the specified Distribution Date occurs, stating (A) the Distribution Date upon which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (B) the amount of any such final payment, and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar (if other than the Trustee) at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders and the Certificate Insurer amounts distributable on such Distribution Date pursuant to Section 5.4.

          In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall, upon notice to the Trustee, be paid by the Trustee to the Servicer for deposit into an escrow account, and thereafter

Certificateholders shall look only to such escrow account with respect to any claims in respect of such funds.

SECTION 11.2   OPTIONAL PURCHASE OF ALL RECEIVABLES.

          The Seller shall have the option to purchase the corpus of the Trust on any Distribution Date following a Record Date on which the Pool Balance is 5% or less of the Original Pool Balance. To exercise such option, the Seller shall deposit in the Certificate Account an amount equal to the Class A Unpaid Balance, Class B Unpaid Balance and all accrued and unpaid interest on the Class A Certificates and the Class B Certificates at the applicable rate as provided herein, together with any unpaid Premium Amount (and any interest thereon) and any Reimbursement Amount then owed to the Certificate Insurer (the "Optional Purchase Price"); provided, however, that the Seller may not effect any such purchase unless the Trustee and the Certificate Insurer shall have received an Opinion of Counsel acceptable to them that such purchase does not constitute a fraudulent conveyance under applicable federal and state laws. Such price shall be deposited to the Certificate Account in immediately available funds by 12:00 noon, New York City time, on such Distribution Date and, upon notice to the Trustee of such deposit, the Trustee shall release the Receivables and the Receivable Files and all other property of the Trust to the Seller, whereupon the Certificates shall no longer evidence any right or interest in the Receivables or other property of the Trust or any proceeds thereof.


                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

SECTION 12.1   AMENDMENT.

     (a) This Agreement may be amended by the Seller, the Servicer and the Trustee, without the consent of any of the Certificateholders but with the prior written consent of the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing), (i) to cure any ambiguity or defect, (ii) to correct or supplement any provisions in this Agreement or (iii) to correct any typographical error or to add any other provisions with respect to matters or questions arising under this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder; provided, further, that if an Insurer Default has occurred and is continuing, notwithstanding the provisions of Section 1.6(b), such action shall not amend, modify or limit the Certificate Insurer's rights under (i) Section 5.4(a), (ii) any rights to indemnification to which the Certificate Insurer is entitled hereunder or (iii) any defined terms used in any provisions of this Agreement referenced in the preceding clauses (i) or (ii).

     (b) This Agreement may also be amended from time to time by the Seller, the Servicer and the Trustee with the consent of the Certificate Insurer and the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall, without the consent of the Holders of all Certificates then outstanding, reduce the aforesaid percentage required to consent to any such amendment. In no case may any such amendment increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made on any Certificate without the consent of the Holder of such Certificate.

     (c) The Trustee shall notify each Rating Agency prior to any amendment of this Agreement; to the extent practicable, such notice shall be given not less than 10 days prior to the date on which such amendment is executed.

     (d) Promptly after the execution of any amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, each Rating Agency and the Certificate Insurer; a copy of any proposed amendment shall be furnished to the Certificate Insurer by the Seller prior to its execution by the Seller.

     (e) It shall not be necessary for the consent of Certificateholders pursuant to this Section 12.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     (f) Prior to the execution of any amendment to this Agreement, the Trustee and the Certificate Insurer shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 12.2(i)(1). The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties, or immunities under this Agreement.

SECTION 12.2   PROTECTION OF TITLE TO TRUST.

     (a) The Seller shall execute and file, or cause to be executed and filed, such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Certificateholders, the Certificate Insurer and the Trustee under this Agreement in the Receivables and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Trustee and the Certificate Insurer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) Neither the Seller nor the Servicer shall change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Seller in accordance with Section 12.2(a) seriously misleading within the meaning of Section 9-402(7) of the UCC, unless the Seller or Servicer shall have filed (or cause to be filed) UCC financing statements upon any of the stated events.

     (c) If, as a result of a relocation of the Seller's or Servicer's principal executive office, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, then the Seller or the Servicer shall file or cause to be filed such amendment or continuation statement or new financing statement within the period of time necessary fully to preserve and protect the interest of the Trustee in the Receivables. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

     (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Certificate Account in respect of such Receivable.

     (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Trustee, the Servicer's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly with reference to the particular grantor trust that such Receivable is owned by the Trustee. Indication of the Trustee's ownership of a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the Receivable shall have been paid in full or repurchased or purchased hereunder.

     (f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender, or other transferee, the Servicer shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Trustee.

     (g) The Servicer shall permit the Trustee and the Certificate Insurer and their respective agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Servicer's records regarding any Receivable to the extent permitted by applicable banking, privacy and other laws limiting such access.

     (h) Upon request, the Servicer shall furnish to the Trustee and to the Certificate Insurer, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

     (i)  The Servicer shall deliver to the Trustee and the Certificate Insurer:

          1. promptly after the execution and delivery of this Agreement and of each amendment hereto and at the time of any merger, consolidation or succession of the Seller or the Servicer, an Opinion of Counsel either (a) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the first priority perfected security interest of the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (b) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

          2. by December 31 of each calendar year beginning December 31, 1998, an Opinion of Counsel, dated as of a date during the 90-day period ending on such date, either (a) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the first priority perfected security interest of the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (b) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

SECTION 12.3   LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

     The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations, and liabilities of the parties to this Agreement or any of them.

     No Certificateholder shall have any right to vote (except as provided in Section 9.1, 9.4, 12.1, 12.3 or 12.7) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties to this Agreement, nor shall anything in this Agreement set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken pursuant to any provision of this Agreement.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement, unless the Certificateholders previously shall have received the written consent of the Certificate Insurer and shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Certificate Principal Balance shall have made written request upon the Trustee to institute such action, suit, or proceeding in its own name as Trustee under this Agreement and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after its receipt of such notice, request, and offer of indem-nity, shall have neglected or refused to institute any such action, suit, or proceeding and during such 30-day period no direction inconsistent with such written request has been given to the Trustee pursuant to Section 9.4; no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder (except as expressly set forth herein with respect to a Class of Certificates), or to enforce any right, under this Agreement except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 12.3, each Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

SECTION 12.4   GOVERNING LAW.

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES) APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WITHIN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 12.5   NOTICES.

          All demands, notices, and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller or the Servicer, to the agent for service as specified in this Agreement, at the following address: Chevy Chase Bank, F.S.B., 8401 Connecticut Avenue, 6th Floor, Chevy Chase, Maryland 20815, Attention: General Counsel, or at such other address as shall be designated by the Seller or the Servicer in a written notice to the Trustee and (b) in the case of the Trustee, at the Corporate Trust Office, (c) in the case of the Certificate Insurer, at 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management Structured Finance. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder shall receive such notice.

SECTION 12.6   SEVERABILITY OF PROVISIONS.

          If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof or the rights of the Certificate Insurer.

SECTION 12.7   ASSIGNMENT.

          Notwithstanding anything to the contrary contained herein, except as provided in Sections 7.3 and 8.3 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer without the prior written consent of (x) the Certificate Insurer or (y) the Trustee or the Majority Certificateholders, in either case acting with the consent of the Certificate Insurer.

SECTION 12.8   CERTIFICATES NONASSESSABLE AND FULLY PAID.

          Certificateholders shall not be personally liable for obligations of the Trust. The interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and, upon authentication thereof by the Trustee pursuant to Section 6.2, Certificates shall be deemed fully paid.

SECTION 12.9   COUNTERPARTS.

          For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

SECTION 12.10  BENEFITS OF AGREEMENT.

          This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Certificateholders and their respective successors and assigns, and to the extent provided herein, the Certificate Insurer. Without limiting the generality of the foregoing, all covenants and agreements in this Agreement which expressly confer rights upon the Certificate Insurer shall be for the benefit of and run directly to the Certificate Insurer, and the Certificate Insurer shall be entitled to rely on and enforce such covenants to the same extent as if it were a party hereto. Except as otherwise provided in this Agreement, no other person shall have any rights or obligations hereunder.

SECTION 12.11  TAX TREATMENT.

          The parties hereto agree that the Trust created hereby will at all times be characterized as a grantor trust for federal, state and local income tax purposes.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                         CHEVY CHASE BANK, F.S.B.,
                         as Seller and Servicer



                         By:  /s/ Mark A. Holles
                            -----------------------------------
                            Name:  Mark A. Holles
                            Title: Vice President


                         U.S. BANK NATIONAL ASSOCIATION,
                         as Trustee



                         By:  /s/ Edward F. Kachinski
                            -----------------------------------
                            Name: Edward F. Kachinski
                           Title: Vice President

                                                                       EXHIBIT A


                            SCHEDULE OF RECEIVABLES

                                  EXHIBIT B-1

                          FORM OF CLASS A CERTIFICATE

[If applicable: UNLESS THIS CLASS A CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                   CHEVY CHASE AUTO RECEIVABLES TRUST 1997-4
              6.25% AUTO RECEIVABLES BACKED CERTIFICATE, CLASS A

     evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by the new and used automobiles, light duty trucks and vans financed thereby and sold to the Trust by Chevy Chase Bank, F.S.B. The Final Scheduled Distribution Date is June 15, 2004.

This Class A Certificate does not represent an interest in or obligation of Chevy Chase Bank, F.S.B. or any of its affiliates. This Certificate is not a savings account or a deposit and neither this Class A Certificate nor the underlying Receivables (as defined below), any collections thereon or other property are insured or guaranteed by the Savings Association Insurance Fund, the Federal Deposit Insurance Corporation or any other government agency. This Class A Certificate is limited in right of payment to certain collections in respect of the Receivables and, under certain circumstances, proceeds of the Certificate Insurance Policy and amounts available in the Reserve Account and Yield Maintenance Account.

NUMBER:  A-[_]                                CUSIP: 166778AH3
                                        $

     THIS CERTIFIES THAT ____________________ is the registered owner of ____________________ ($__________) nonassessable, fully-paid, fractional undivided interest in the Chevy Chase Auto Receivables Trust 1997-4 (the "Trust") formed by Chevy Chase Bank, F.S.B. (the "Bank," the "Seller" or the "Servicer"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 1997 (the "Agreement") among the Bank, as Seller and Servicer, and U.S. Bank National Association, doing business as First Bank National Association, as Trustee (the "Trustee"). A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

     This Class A Certificate is one of the duly authorized Class A Certificates issued under the Agreement and designated as "Chevy Chase Auto

                                     B-1-1

Receivables Trust 1997-4 6.25% Auto Receivables Backed Certificates, Class A" (the "Class A Certificates"). Also issued under the Agreement are Certificates designated as "Chevy Chase Auto Receivables Trust 9.25% Auto Receivables Backed Certificates, Class B" (the "Class B Certificates" and, together with the Class A Certificates, the "Certificates"). The Class B Certificates are subordinated to the Class A Certificates to the extent described in the Agreement. The aggregate undivided interest in the Trust evidenced by all Class A Certificates is 96.0%. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. In the event of any inconsistency between the terms of this Certificate and the terms of the Agreement, the terms of the Agreement shall govern.

     The property of the Trust includes, among other things, a pool of retail installment sale contracts and installment loans (the "Receivables") for the new and used automobiles, light duty trucks and vans financed thereby (the "Financed Vehicles"), certain monies due under the Receivables on and after the Cut-Off Date, security interests in the Financed Vehicles, certain accounts and the proceeds thereof, proceeds from claims on physical damage, credit life and disability insurance policies covering the Financed Vehicles or the related Obligors and the right of the Seller to receive any proceeds from recourse to Dealers relating to the Receivables.

     Under the Agreement, there will be distributed on the fifteenth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each, a "Distribution Date"), commencing on January 15, 1 998, to the Person in whose name this Class A Certificate is registered at the close of business on the last calendar day immediately preceding the related Distribution Date or, if Definitive Certificates in respect of the Class A Certificates are issued, the last day of the month immediately preceding the month of such distribution (each, a "Record Date"), such Class A Certificateholder's percentage interest in an amount equal to the Class A Monthly Interest and Class A Monthly Principal for such Distribution Date, together with any outstanding Class A Interest Carryover Shortfall and any outstanding Class A Principal Carryover Shortfall, all to the extent and as more specifically set forth in the Agreement.

     Distributions on this Class A Certificate will be made by the Trustee by wire transfer (if wiring instructions are received from the Certificateholder) or, in the absence of instructions, by check, to the related Class A Certificateholder of record in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class A Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Class A Certificate at the office or agency maintained for that purpose by the Trustee in the Borough of Manhattan, The City of New York.

     The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer, or any of their respective affiliates. Under no circumstances shall U.S. Bank National Association in its individual capacity be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under the Agreement or the Certificates. Each of the Agreement and this Class A Certificate has been

                                     B-1-2
executed and delivered by U.S. Bank National Association, not its individual capacity but solely as trustee of the Trust. Each of the representations (other than the representations and warranties of the Trustee set forth in Section 10.13), undertakings and agreements made by U.S. Bank National Association in the Agreement is made on the part of the Trust and intended not as a representation, undertaking or agreement by U.S. Bank National Association in its individual capacity, but is made and intended for the purpose of binding only the Trust. The Class A Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables, the monies on deposit in the Reserve Account and Yield Maintenance Account and proceeds of the Certificate Insurance Policy, all as more specifically set forth in the Agreement. A copy of the Agreement will be provided to Class A Certificateholders without charge on written request addressed to the Trustee's Corporate Trust Department at 180 East 5th Street, St. Paul, Minnesota 55101
Attn: Structured Finance/ Chevy Chase 1997-4.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof by the Seller, the Servicer and the Trustee, without the consent of any of the Certificateholders but with the prior written consent of the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing), to cure any ambiguity or defect, to correct or supplement any provisions in this Agreement or to correct any typographical error or to add any other provisions with respect to matters or questions arising under this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder; provided, further, that in no event shall such action amend, modify or limit (i) the Certificate Insurer's rights to receive payments owing it under the Agreement, (ii) any rights to indemnification to which the Certificate Insurer is entitled under the Agreement or (iii) any defined terms used in any provisions of the Agreement referenced in the preceding clauses (i) or (ii).

     The Agreement may also be amended from time to time by the Seller, the Servicer and the Trustee with the consent of the Certificate Insurer and the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall, without the consent of the Holders of all Certificates then outstanding, reduce the aforesaid percentage required to consent to any such amendment. In no case may any such amendment increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made on any Certificate without the consent of the Holder of such Certificate.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Class A Certificate is registrable in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A Certificates of authorized d enominations evidencing the same aggregate interest in the Trust will be issued to the

                                     B-1-3
designated transferee.

     The Class A Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 and integral multiples thereof (except for one Class A Certificate in a smaller minimum denomination representing any remaining portion of the Original Class A Certificate Balance). As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates of authorized denominations evidencing the same aggregate principal amount, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

     Prior to due presentation of this Class A Certificate for transfer, the Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Class A Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and neither the Trustee, the Certificate Registrar, the Certificate Insurer nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the earlier of the payment to Certificateholders and the Certificate Insurer of all amounts required to be paid to them pursuant to the Agreement or the maturity or liquidation of the last Receivable in accordance with the terms of the Agreement and the disposition of any amounts received upon liquidation of any remaining Receivables in the Trust in accordance with the terms of the Agreement. The Seller may, at its option, purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only on a Distribution Date following the Record Date on which the Pool Balance is 5% or less of the Original Pool Balance.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Class A Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

                            STATEMENT OF INSURANCE

     The Certificate Insurer has issued the Certificate Insurance Policy containing the following provisions, such Certificate Insurance Policy being on file at the offices of the Trustee at 180 East 5th Street, St. Paul, Minnesota 55101.

     The Certificate Insurer, in consideration of the payment of the premium and subject to the terms of the Certificate Guaranty Insurance Policy (the "Certificate Insurance Policy"), thereby unconditionally and irrevocably guarantees to any Owner (as defined below) that an amount equal to each full and complete Insured Payment will be received by U.S. Bank National Association, or its successors, as trustee for the Owners (the "Trustee"), on behalf of the Owners from the Certificate Insurer, for distribution by the Trustee to each Owner of each Owner's

                                     B-1-4
proportionate share of the Insured Payment. The Certificate Insurer's obligations under the Certificate Insurance Policy with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in the Certificate Insurance Policy and no accelerated Insured Payments shall be made regardless of any acceleration of the Class A Certificates, unless such acceleration is at the sole option of the Certificate Insurer.

     Notwithstanding the foregoing paragraph, the Certificate Insurance Policy does not cover shortfalls, if any, attributable to the liability of the Trust or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

     The Certificate Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Certificate Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Certificate Insurer, irrevocably assigning to the Certificate Insurer all rights and claims of the Owner relating to or arising under the Class A Certificates against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Certificate Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Certificate Insurer, provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Class A Certificates to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

     The Certificate Insurer will pay any other amount payable under the Certificate Insurance Policy no later than 12:00 noon New York City time on the later of the Distribution Date on which the related Deficiency Amount is due or the third Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Certificate Insurer or any successor fiscal agent appointed by the Certificate Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim under the Certificate Insurance Policy it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Certificate Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

     Insured Payments due under the Certificate Insurance Policy unless otherwise stated therein will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of

                                     B-1-5

Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

     The Fiscal Agent is the agent of the Certificate Insurer only and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Certificate Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under the Certificate Insurance Policy.

     As used in the Certificate Insurance Policy, the following terms shall have the following meanings:

     "Agreement" means the Pooling and Servicing Agreement dated as of December 1, 1997 among Chevy Chase Bank, F.S.B., as Seller and as Servicer, and the Trustee, as trustee, without regard to any amendment or supplement thereto, unless such amendment or modification has been approved in writing by the Certificate Insurer.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City, Chevy Chase, Maryland or in the city in which the corporate trust office of the Trustee under the Agreement or the Certificate Insurer is located are authorized or obligated by law or executive order to close.

     "Deficiency Amount" means (a) the amount, if any, by which the sum of the Class A Monthly Interest and any unpaid Class A Interest Carryover Shortfall for any Distribution Date exceeds the sum of (i) the Available Funds as of such Distribution Date available for the payment of such Class A Monthly Interest and Class A Interest Carryover Shortfall as of such Distribution Date and (ii) the amount then available from the Reserve Account for the payment of such amount, plus (b) the Insured Class A Principal Insufficiency Amount for such Distribution Date.

     "Insured Payment" means (i) as of any Distribution Date, any Deficiency Amount and (ii) any Preference Amount.

     "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by fax substantially in the form of Exhibit A attached to the Certificate Insurance Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

     "Owner" means each Holder (as defined in the Agreement) who, on the applicable Distribution Date, is entitled under the terms of the Class A Certificates to payment thereunder.

     "Preference Amount" means any amount previously distributed to an Owner on the Class A Certificates that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

                                     B-1-6

     Capitalized terms used in the Certificate Insurance Policy and not otherwise defined in the Certificate Insurance Policy shall have the respective meanings set forth in the Agreement as of the date of execution of the Certificate Insurance Policy, without giving effect to any subsequent amendment or modification to the Agre ement, unless such amendment or modification has been approved in writing by the Certificate Insurer.

     Any notice under the Certificate Insurance Policy or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Certificate Insurer shall specify in writing to the Trustee.

     The notice address of the Fiscal Agent is 61 Broadway, 15th Floor, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

     The Certificate Insurance Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

     The insurance provided by the Certificate Insurance Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

     The Certificate Insurance Policy is not cancelable for any reason. The premium on the Certificate Insurance Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Class A Certificates.

     MBIA Insurance Corporation

                                     B-1-7

     IN WITNESS WHEREOF, the Trustee, on behalf of the Trust and not in its individual capacity, has caused this Class A Certificate to be duly executed.



                                     CHEVY CHASE AUTO RECEIVABLES TRUST 1997-4

                               By:   U.S. BANK NATIONAL ASSOCIATION,
                                     not in its individual capacity
                                     but solely as Trustee

Dated:  _______ __, ____       By:   ___________________________________
                                           Authorized Officer

                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

                                     U.S. BANK NATIONAL ASSOCIATION,
                                     as Trustee

Dated:  _______ __, ____       By:   ___________________________________
                                           Authorized Officer

                                     B-1-8

                                  ASSIGNMENT


     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
                                         _____________________________________
OR OTHER IDENTIFYING NUMBER
                                         _____________________________________
OF ASSIGNEE


__________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, of
_______________________________________________________________________________
assignee) the within Certificate, and all rights thereunder, hereby irrevocably
_______________________________________________________________________________
constituting and appointing
___________________________________________________________________ Attorney to
transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:
                                         ______________________________________*

                                         ______________________________________*


                                         Signature Guaranteed:



* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member of the New York Stock Exchange or a commercial bank or trust company.

                                     B-1-9

                                                                     EXHIBIT B-2

                          FORM OF CLASS B CERTIFICATE

     THIS CLASS B CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

     THE CLASS B CERTIFICATES ARE SUBJECT TO RESTRICTIONS ON THE TRANSFER OF SUCH CERTIFICATES OR ANY INTEREST THEREIN, INCLUDING THE DELIVERY OF A REPRESENTATION LETTER, AS DESCRIBED IN THIS CLASS B CERTIFICATE AND THE AGREEMENT REFERRED TO HEREIN.

     NEITHER THIS CLASS B CERTIFICATE NOR ANY INTEREST HEREIN MAY BE PURCHASED OR TRANSFERRED UNLESS THE PURCHASER OR TRANSFEREE REPRESENTS TO THE SELLER AND THE TRUSTEE THAT (1) SUCH PURCHASER OR TRANSFEREE IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("QIB"), PURCHASING FOR ITS OWN ACCOUNT, AND (2) SUCH PURCHASER OR TRANSFEREE (A) IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (A "PLAN"), NOR A PERSON ACTING ON BEHALF OF A PLAN NOR, EXCEPT IN THE CASE OF AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS DEFINED BELOW), USING THE PLAN ASSETS OF A PLAN TO EFFECT SUCH PURCHASE OR TRANSFER, AND (B) IS NOT AN INSURANCE COMPANY PURCHASING SUCH CERTIFICATE OR BENEFICIAL INTEREST THEREIN WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AS TO WHICH THERE IS A PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACTS HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(a)(l) OF PTCE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEED 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(a) OF PTCE 95-60) AT THE DATE OF ACQUISITION.

     THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY TO SELLER OR PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A

                                     B-2-1

PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT, IN ACCORDANCE WITH RULE 144A (UPON DELIVERY OF THE DOCUMENTATION REQUIRED BY THE AGREEMENT DESCRIBED HEREIN). THE HOLDER OF THIS CLASS B CERTIFICATE, BY ACCEPTING AN OWNERSHIP INTEREST HEREIN, IS DEEMED TO REPRESENT THAT IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT. THIS CLASS B CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON THE PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND THE REGISTRAR THAT THE RESTRICTIONS SET FORTH IN THIS CLASS B CERTIFICATE AND IN THE AGREEMENT REFERRED TO HEREIN HAVE BEEN COMPLIED WITH.

     [If applicable: UNLESS THIS CLASS B CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS B CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                                     B-2-2

                   CHEVY CHASE AUTO RECEIVABLES TRUST 1997-4
               9.25% AUTO RECEIVABLES BACKED CERTIFICATE, CLASS B

     evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by the new and used automobiles, light duty trucks and vans financed thereby and sold to the Trust by Chevy Chase Bank, F.S.B. The Final Scheduled Distribution Date is June 15, 2004.

This Class B Certificate does not represent an interest in or obligation of Chevy Chase Bank, F.S.B. or any of its affiliates. This Class B Certificate is not a savings account or a deposit and neither this Class B Certificate nor the underlying Receivables (as defined below), any collections thereon or other property are insured or guaranteed by the Savings Association Insurance Fund, the Federal Deposit Insurance Corporation or any other government agency. This Class B Certificate is limited in right of payment to certain collections in respect of the Receivables and, under certain circumstances, amounts available in the Reserve Account and Yield Maintenance Account.


NUMBER:  B-[ ]                                $


     THIS CERTIFIES THAT ____________________ is the registered owner of ____________________ ($________) nonassessable, fully-paid, fractional undivided interest in the Chevy Chase Auto Receivables Trust 1997-4 (the "Trust") formed by Chevy Chase Bank, F.S.B. (the "Bank," the "Seller" or the "Servicer"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 1997 (the "Agreement") among the Bank, as Seller and Servicer, and U.S. Bank National Association, doing business as First Bank National Association, as trustee (the "Trustee"). A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

     This Class B Certificate is one of the duly authorized Certificates issued under the Agreement and designated as "Chevy Chase Auto Receivables Trust 1997-4 9.25% Auto Receivables Backed Certificates, Class B" (the "Class B Certificates"). Also issued under the Agreement are Certificates designated as "Chevy Chase Auto Receivables Trust 1997-4, 6.25% Auto Receivables Backed Certificates, Class A" (the "Class A Certificates" and, together with the Class B Certificates, the "Certificates"). The Class B Certificates are subordinated to the Class A Certificates to the extent described in the Agreement. The aggregate undivided interest in the Trust evidenced by all Class B Certificates is 4.0%. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class B Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. In the event of any inconsistency between the terms of this Certificate and the terms of the Agreement, the terms of the Agreement shall govern.

     The property of the Trust includes, among other things, a pool of retail installment sale contracts and installment loans (the "Receivables") for the new and used automobiles, light duty trucks and vans financed thereby (the "Financed Vehicles"), certain monies due under the

                                     B-2-3

Receivables on and after the Cut-Off Date, security interests in the Financed Vehicles, certain accounts and the proceeds thereof, proceeds from claims on physical damage, credit life and disability insurance policies covering the Financed Vehicles or the related Obligors and the right of the Seller to receive any proceeds from recourse to Dealers relating to the Receivables.

     Under the Agreement, there will be distributed on the fifteenth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each, a "Distribution Date"), commencing on January 15, 1998, to the Person in whose name this Class B Certificate is registered at the close of business on the last calendar day immediately preceding the related Distribution Date or, if Definitive Certificates in respect of the Class B Certificates are issued, the last day of the month immediately preceding the month of such distribution (each, a "Record Date"), such Class B Certificateholder's percentage interest in an amount equal to the Class B Monthly Interest and Class B Monthly Principal for such Distribution Date, together with any outstanding Class B Interest Carryover Shortfall and any outstanding Class B Principal Carryover Shortfall, all to the extent and as more specifically set forth in the Agreement.

     Distributions on this Class B Certificate will be made by the Trustee by wire transfer (if wiring instructions are received from the Certificateholder) or, in the absence of instructions, by check, to the related Class B Certificateholder of record in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class B Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Class B Certificate at the office or agency maintained for that purpose by the Trustee in the Borough of Manhattan, The City of New York.

     The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer, or any of their respective affiliates. Under no circumstances shall U.S. Bank National Association in its individual capacity be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under the Agreement or the Certificates. Each of the Agreement and this Class B Certificate has been executed and delivered by U.S. Bank National Association, not its individual capacity but solely as trustee of the Trust. Each of the representations (other than the representations and warranties of the Trustee set forth in Section 10.13), undertakings and agreements made by U.S. Bank National Association in the Agreement is made on the part of the Trust and intended not as a representation, undertaking or agreement by U.S. Bank National Association in its individual capacity, but is made and intended for the purpose of binding only the Trust. The Class B Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables and the monies on deposit in the Reserve Account and Yield Maintenance Account, all as more specifically set forth in the Agreement. A copy of the Agreement will be provided to Class B Certificateholders without charge on written request addressed to the Trustee's Corporate Trust Department at 180 East 5th Street, St. Paul, Minnesota 55101 Attn: Structured Finance/ Chevy Chase 1997-4.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof

                                     B-2-4
by the Seller, the Servicer and the Trustee, without the consent of any of the Certificateholders but with the prior written consent of the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing), to cure any ambiguity or defect, to correct or supplement any provisions in this Agreement or to correct any typographical error or to add any other provisions with respect to matters or questions arising under this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder; provided, further, that in no event shall such action amend, modify or limit (i) the Certificate Insurer's rights to receive payments owing it under the Agreement, (ii) any rights to indemnification to which the Certificate Insurer is entitled under the Agreement or (iii) any defined terms used in any provisions of the Agreement referenced in the preceding clauses (i) or (ii).

     The Agreement may also be amended from time to time by the Seller, the Servicer and the Trustee with the consent of the Certificate Insurer and the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall, without the consent of the Holders of all Certificates then outstanding, reduce the aforesaid percentage required to consent to any such amendment. In no case may any such amendment increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made on any Certificate without the consent of the Holder of such Certificate.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Class B Certificate is registrable in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

     No purchase or transfer of a Class B Certificate or beneficial interest therein shall be made unless the Trustee shall have received a representation from the purchaser or the transferee thereof acceptable to and in form and substance satisfactory to the Seller and the Trustee to the effect that (1) such purchaser or transferee is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act") and a "qualified institutional buyer" as defined in Rule 144A under the Securities Act (a "QIB"), purchasing for its own account, and (2) to the effect that such purchaser or transferee (A) is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code (a "Plan"), nor a Person acting on behalf of a Plan nor, except in the case of an "insurance company general account" (as defined below), using the plan assets of a Plan to effect such purchase or transfer, and (B) is not an insurance company purchasing a Class B Certificate or beneficial interest therein with funds contained in an "insurance company general account" (as

                                     B-2-5
defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) as to which there is a Plan with respect to which the amount of such general account's reserves and liabilities for the contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(l) of PTCE 95-60) or by the same employee organization exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTCE 95-60) at the date of acquisition.

     With respect to a Class B Certificate that is a Book-Entry Certificate, the representations contained in the preceding sentence shall be deemed to have been made to the Trustee by the transferee's (or the initial acquirer's) acceptance of a beneficial interest in the Class B Certificates. Notwithstanding anything else to the contrary herein, any purported transfer of a Class B Certificate or a beneficial interest therein to or on behalf of an employee benefit plan subject to ERISA or to the Code or a person acting on behalf of a Plan or using the assets of a Plan to effect such transfer or to an insurance company purchasing with funds from a general account not exempt pursuant to PTCE 95-60 shall be void and of no effect.

     The Class B Certificates are issuable only as registered Certificates without coupons in denominations of $500,000 and integral multiples of $100,000 in excess thereof (except for one Class B Certificate in a smaller minimum denomination representing any remaining portion of the Original Class B Certificate Balance). As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates of authorized denominations evidencing the same aggregate principal amount, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

     Prior to due presentation of this Class B Certificate for transfer, the Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Class B Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the earlier of the payment to Certificateholders and the Certificate Insurer of all amounts required to be paid to them pursuant to the Agreement or the maturity or liquidation of the last Receivable in accordance with the terms of the Agreement and the disposition of any amounts received upon liquidation of any remaining Receivables in the Trust in accordance with the terms of the Agreement. The Seller may, at its option, purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only on a Distribution Date following the Record Date on which the Pool Balance is 5% or less of the Original Pool Balance.

Unless the certificate of authentication hereon shall have been executed by an authorized officer

                                     B-2-6
of the Trustee, by manual signature, this Class B Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee, on behalf of the Trust and not in its individual capacity, has caused this Class B Certificate to be duly executed.


                                            CHEVY CHASE AUTO RECEIVABLES TRUST
                                            1997-4

                                      By:   U.S. BANK NATIONAL ASSOCIATION,
                                            not in its individual capacity
                                            but solely as Trustee

Dated:  _______ __, ____              By:   _________________________________
                                                   Authorized Officer


                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

                                            U.S. BANK NATIONAL ASSOCIATION,
                                            as Trustee

Dated:  _______ __, ____              By:   _________________________________
                                                   Authorized Officer

                                     B-2-7

                                   ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
                                                _______________________________
OR OTHER IDENTIFYING NUMBER
                                                _______________________________
OF ASSIGNEE

________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, of
________________________________________________________________________________
assignee) the within Certificate, and all rights thereunder, hereby irrevocably
________________________________________________________________________________
constituting and appointing

___________________________________________________________________ Attorney to
transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:
                                                _______________________________*


                                                _______________________________*


                                                Signature Guaranteed:


* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member of the New York Stock Exchange or a commercial bank or trust company.

                                     B-2-8

                                                                       EXHIBIT C

                         FORM OF TRUSTEE'S CERTIFICATE
                            PURSUANT TO SECTION 10.2
                     OF THE POOLING AND SERVICING AGREEMENT

     U.S. Bank National Association, doing business as First Bank National Association, as trustee (the "Trustee") of the Chevy Chase Auto Receivables Trust 1997-4 created pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1997, between Chevy Chase Bank, F.S.B. (the "Seller" and the "Servicer") and the Trustee, does hereby sell, transfer, assign and otherwise convey to the Seller, without recourse, representation or warranty, all of the Trustee's right, title and interest in and to all of the Receivables (as defined in the Pooling and Servicing Agreement) identified in the attached Servicer's Certificate as "Purchased Receivables," which are to be repurchased by the Seller pursuant to Sections 3.2 or 11.2, and all Insurance Policies, security and documents relating thereto.

     IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of __________, 199__.

                              ________________________________

                                                                       EXHIBIT D

                         FORM OF TRUSTEE'S CERTIFICATE
                            PURSUANT TO SECTION 10.2
                     OF THE POOLING AND SERVICING AGREEMENT

     U.S. Bank National Association, doing business as First Bank National Association, as trustee (the "Trustee") of the Chevy Chase Auto Receivables Trust 1997-4 created pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1997, between Chevy Chase Bank, F.S.B. (the "Seller" and the "Servicer") and the Trustee, does hereby sell, transfer, assign and otherwise convey to the Servicer, without recourse, representation or warranty, all of the Trustee's right, title and interest in and to all of the Receivables (as defined in the Pooling and Servicing Agreement) identified in the attached Servicer's Certificate as "Purchased Receivables," which are to be purchased by the Servicer pursuant to Sections 4.2, 4.7 or 11.2, and all Insurance Policies, security and documents relating thereto.

     IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of _________, 199__.


                                    __________________________________

                                                                       EXHIBIT E


                         FORM OF SERVICER'S CERTIFICATE
                   CHEVY CHASE AUTO RECEIVABLES TRUST 1997-4
              6.25% AUTO RECEIVABLES BACKED CERTIFICATES, CLASS A
              9.25% AUTO RECEIVABLES BACKED CERTIFICATES, CLASS B


     Distribution Date:  ______________

     Collection Period:  ______________

     Record Date:        ______________


     Under the Pooling and Servicing Agreement, dated as of December 1, 1997, between Chevy Chase Bank, F.S.B. (as "Seller" and "Servicer") and U.S. Bank National Association, doing business as First Bank National Association, as trustee, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chevy Chase Auto Receivables Trust 1997-4 (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.
Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


     A.   Information Regarding the Current Monthly Distribution.

          1.    Certificates.
          --    -------------

                (a) The aggregate amount of the distribution to Class A Certificateholders on the Distribution Date set forth
                      above                                                    $

                (b)   The amount of the distribution set forth in paragraph
                      (a) above allocable to principal, including any
                      overdue principal                                        $

                (c)   The amount of the distribution set forth in paragraph
                      (a) above allocable to interest, including any
                      overdue interest                                         $

                (d) The aggregate amount of the distribution to Class B Certificateholders on the Distribution Date set forth
                      above                                                    $

                (e)   The amount of the distribution set forth in paragraph
                      (d) above allocable to principal, including any
                      overdue principal                                        $

                (f)   The amount of the distribution set forth in paragraph
                      (d) above allocable to interest, including any
                      overdue interest                                         $

                (g)   The Insured Payments, if any, with respect to such
                      Distribution Date                                        $

                (h)   The Premium Amount, with respect to such Distribution
                      Date                                                     $

                (i)   The amount of the distribution set forth in paragraph
                      (a) above, per Class A Certificate in a principal
                      amount of $1,000                                         $

                (j)   The amount of the distribution set forth in paragraph
                      (b) above, per Class A Certificate in a principal
                      amount of $1,000                                         $

                (k)   The amount of the distribution set forth in paragraph
                      (c) above, per Class A Certificate in a principal
                      amount of $1,000                                         $

                (l)   The amount of the distribution set forth in paragraph
                      (d) above, per Class B Certificate in a principal
                      amount of $1,000                                         $

                (m)   The amount of the distribution set forth in paragraph
                      (e) above, per Class B Certificate in a principal
                      amount of $1,000                                        $


                (n)   The amount of the distribution set forth in paragraph
                      (f) above, per Class B Certificate in a principal
                      amount of $1,000                                        $


                (o)   The amount set forth in paragraph (g) above, per
                      Class A Certificate in a principal amount of $1,000     $

                (p) The Class A Certificate Principal Balance as of such Distribution Date (after giving effect to any
                      distribution on such Distribution Date)                 $


                (q) The Class B Certificate Principal Balance as of such Distribution Date (after giving effect to any
                      distribution on such Distribution Date)                 $


                (r)   Reserve Account Withdrawal Amount                       $

                (s)   The balance of the Reserve Account, after giving
                      effect to distributions and deposits and the change
                      in the balances from that of the prior Distribution     $
                      Date


                (t)   Yield Maintenance Withdrawal Amount                     $

                (u) The balance of the Yield Maintenance Account, after giving effect to distributions from the prior
                      Distribution Date                                       $


                (v)   Monthly Servicing Fee                                   $

                (w)   Monthly Trustee's Fee                                   $

                (x) Principal Carryover Shortfalls (and change from prior Distribution Date)
                        Class A                                               $
                        Class B                                               $

                (y) Interest Carryover Shortfalls (and change from prior Distribution Date)
                      Class A                                                 $
                      Class B                                                 $

                (z) Amounts otherwise distributable to the Class B Certificateholders distributed to the Class A
                      Certificateholders or deposited into the Reserve        $
                      Account


                (aa)  Aggregate of all Purchase Amounts received on the
                      related Determination Date                              $

                (bb) Aggregate amount received with respect to Defaulted Receivables, including Liquidation Proceeds, during
                      the related Collection Period                           $


                (cc)  The Reimbursement Amount for such Distribution Date     $



        B.    Information Regarding the Performance of the Trust.

              1. Net Losses, Delinquencies and Pool Balance.
              -- ------------------------------------------


                (a) The aggregate Net Losses on the Receivables for the related Collection Period.
                                                                              $

                (b)   Delinquency Percentage relating to such Distribution
                      Date.
                                                                              %

                (c)   The aggregate Principal Balance of all Receivables
                      which were delinquent 30 days or more as of the last
                      day of the related Collection Period.                   $


                (d)   The Pool Balance as of the end of the related
                      Collection Period.
                                                                              $

                (e) The Class A Pool Factor as of the end of the related Collection Period.
                                                                              $

                (f) The Class B Pool Factor as of the end of the related Collection Period.
                                                                              $

                                                                       EXHIBIT F


                            LIST OF DESIGNATED LOANS

                                                                       EXHIBIT G

                                    FORM OF
                             REPRESENTATION LETTER

                   CHEVY CHASE AUTO RECEIVABLES TRUST 1997-4
              9.25% AUTO RECEIVABLES BACKED CERTIFICATES, CLASS B

     The undersigned hereby represents and warrants to U.S. Bank National Association, doing business as First Bank National Association, as trustee (the "Trustee") of the above-named trust, as follows:

     I am the ____________________ (fill in title) of _________________________, the proposed transferee ("Transferee") of an ownership interest in a Class B Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1997, relating to the above-referenced securities, among Chevy Chase Bank, F.S.B., as seller (the "Seller") and servicer, and the Trustee. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Agreement. The undersigned is authorized by the Transferee to make the following representations and warranties on behalf of Transferee.


     (a) The Transferee agrees to require a Representation Letter substantially in the form of this Representation Letter from any Person to whom the Transferee attempts to transfer its interest in the Certificate and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent. The Transferee will not transfer its interest or cause any interest to be transferred to any Person that the Transferee knows cannot truthfully complete such a Representation Letter.

     (b) The Transferee is (i) an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act") and
(ii) a "qualified institutional buyer" as defined in Rule 144A under Securities Act ("QIB"), purchasing for its own account.

     (c) The Transferee agrees that it will not reoffer, resell, pledge or otherwise transfer the Class B Certificate or any interest therein except in compliance with the Securities Act and other applicable laws and only in a transfer pursuant to Rule 144A under the Securities Act to a person that the holder reasonably believes is a QIB purchasing for its own account, in accordance with Rule 144A (upon delivery of the documentation required by the Agreement described herein).

     (d) The Transferee is not (A) an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code (a "Plan"), nor a Person acting on behalf of a Plan nor, except in the case of an "insurance company general account" (as defined below), using the plan assets of a Plan to effect such transfer, and (B) is not an insurance company purchasing a Class B Certificate or beneficial interest therein with funds contained in an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction

Class Exemption 95-60 ("PTCE 95-60")) as to which there is a Plan with respect to which the amount of such general account's reserves and liabilities for the contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(l) of PTCE 95-60) or by the same employee organization exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTCE 95-60) at the date of acquisition.

     IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed this ___ day of ___________, 19__.


                              ________________________________
                              Print Name of Transferee


                              By:   __________________________
                              Name:
                              Title:

                                      G-2